UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06500

Name of Fund: MuniYield New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -   Report to Stockholders


MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.


Annual Reports
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares/Stock and intend to remain leveraged by issuing Preferred Shares/Stock to provide the Common Shareholders/ Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders/Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares/Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares/Stock may affect the yield to Common Shareholders/Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


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MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYield Michigan Insured Fund II, Inc.
MuniYield New York Insured Fund, Inc.


The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares/Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares/Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares/Stock, is paid to Common Shareholders/Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Shares/Stock. However, in order to benefit Common Shareholders/Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders/Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares/Stock capitalization of $100 million and the issuance of Preferred Shares/Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares/Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders/Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders/Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares/Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares/Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares'/Stocks' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares/Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares/Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of October 31, 2005, the percentages of MuniYield Arizona Fund, Inc.'s, MuniYield California Fund, Inc.'s, MuniYield California Insured Fund, Inc.'s, MuniYield Florida Fund's, MuniYield Michigan Insured Fund II, Inc.'s and MuniYield New York Insured Fund, Inc.'s total net assets invested in inverse floaters were 8.87%, 4.00%, 2.06%, 6.03%, 11.13% and 11.80%, respectively, before the deduction of Preferred Shares/Stock.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:



Total Returns as of October 31, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                            + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                           +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)        + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                    + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.87         + 3.54

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers


Throughout the year, we continued to focus on increasing the income provided to shareholders and, by period-end, had moved the Funds to a more neutral position on interest rates.


Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields were little changed. Initially, U.S. Treasury prices rallied strongly, while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined 60 basis points (.60%) to 4.19%. Bond prices improved in response to several favorable factors, including moderating U.S. economic growth, slowing growth in foreign economies, modest inflationary pressures and strong demand for U.S. Treasury issues on the part of Asian governments.

During the final months of the period, however, bond yields rose (prices fell) as investors worried that higher energy costs in the wake of Hurricanes Katrina and Rita would pressure inflation upward. Stronger-than-expected third quarter gross domestic product growth also added to inflationary concerns. For its part, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings, lifting the federal funds target rate to 4% on November 1, 2005. As short-term interest rates moved higher in concert with the Fed rate hikes and longer-term bond yields remained steadier, the yield curve continued to flatten.

During the past 12 months, 30-year Treasury bond yields declined three basis points to 4.76%, while 10-year Treasury note yields rose 52 basis points to 4.57%. Tax-exempt bond yields exhibited a similar pattern. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years increased one basis point to 4.59%, while the yield on AAA-rated issues maturing in 10 years rose 52 basis points to 3.92%.

Historically low nominal tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $394 billion in new long-term tax-exempt bonds was issued, an 8.4% increase over the previous year's total of $363 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% versus the same period one year ago.
Refunding issues were heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained positive during most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through September 2005, net new cash flows into long-term municipal bond funds exceeded $6.7 billion - a significant improvement from the $12.9 billion net outflow seen during the same period in 2004. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During recent months, these lower-rated and non-rated bond funds received an average of $115 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

Solid investor demand for tax-exempt issues generally helped municipal bond performance approach that of taxable bonds in recent months and reverse some of their prior underperformance. In addition, the ratio of tax-exempt bond yields to taxable bond yields remains attractive and should continue to draw both traditional and non-traditional investors to the municipal marketplace, especially if municipal bond issuance remains manageable.

The communities shattered by Hurricanes Katrina and Rita will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by the hurricanes is not likely to disrupt the tax-exempt market in the near future.


MuniYield Arizona Fund, Inc.

Describe conditions in the state of Arizona.

In March 2005, credit rating agency Moody's issued its first-ever issuer rating on the State of Arizona, which reflects the overall credit quality of the state. Moody's rating of Aa3, with a stable outlook, was based on Arizona's trend of economic growth and diversification, particularly in high-tech manufacturing and tourism; a track record of reasonably strong budgetary and financial management; and moderate state debt levels that are coming under slight pressure from school construction needs.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Indicators for the first two months of fiscal year 2006 (which began July 1, 2005) showed continued economic improvement in the state and increasing revenue collections. Through August 2005, General Fund collections, at
$1.3 billion, exceeded the fiscal year-to-date forecasts and were $205.1 million ahead of collections as of the same time last year. The strong performance continues to be driven by growth in sales taxes, a particularly favorable indicator of an improving state economy, and corporate income taxes. The enacted fiscal year 2006 budget requires any revenues above forecast to be deposited into the state's Budget Stabilization Fund beginning in February 2006, after revenues are reported for the first six months of the fiscal year.

Overall, economic growth in Arizona is accelerating, with the state's job growth among the strongest in the nation. The growth has been led by the construction sector, which continues to support the healthy pace of household formation in Arizona, in addition to the defense and health care sectors. Arizona was largely spared in the recent round of military Base Realignment and Closure (BRAC) recommendations, and expects to lose only 550 military jobs. The state's unemployment rate is projected to close the year at 4.7%, representing a 0.3% decline from 2004 and a 1.3% decline from its peak in 2002.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Arizona Fund, Inc. had net annualized yields of 6.42% and 5.76%, based on a year-end per share net asset value of $14.39 and a per share market price of $16.03, respectively, and $.924 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.91%, based on a change in per share net asset value from $15.04 to $14.39, and assuming reinvestment of all distributions.

The Fund provided a positive total return for the year. Our defensive market posture benefited performance in the second half of the year as long-term bond yields finally began to rise after remaining stubbornly low for some time. The Fund's above-average yield allowed us to continue providing a stable monthly dividend to shareholders, while the advance refunding of several credits in the portfolio also aided performance. When municipal bonds are refinanced ahead of their maturity date, their prices generally increase sharply.

Hindering Fund returns, especially early in the period, was our underexposure to longer-maturity bonds, which performed well as the yield curve flattened. The early months of the period also saw the extraordinary redemption of a Fund holding, which served as a drag on performance. We worked with the Municipal Research Group to recommit these monies to the long end of the Arizona tax-exempt market.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was -.43%, based on a change in per share net asset value from $14.90 to $14.39, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

As in prior periods, we continued to favor bonds in the 25-year maturity range and with premium coupons. More recently, we began to transition away from our defensive market stance, taking advantage of episodes of market weakness (rising yields and falling prices) to move toward a more neutral duration. We made this shift in recognition of the overall higher yields in the market. The long end of the curve, where yields had remained stubbornly low, finally began to inch higher toward period-end. We also looked for opportunities to purchase lower-rated, higher-yielding bonds to generate incremental income for the portfolio. Our ability to execute on this strategy was somewhat limited by infrequent issuance of these types of securities and generally unattractive spreads and coupon structures when they did come to market.

The yield curve flattening phenomenon continued throughout the year, although it was a much more significant factor in the first half of the fiscal year than in the latter months. From May to October, the municipal yield curve flattened approximately 10 basis points - 15 basis points between the 10-year and 30-year sectors. This compared to 40 basis points of flattening in the first six months. Nevertheless, we continued to pursue higher yields throughout the year by moving further out on the curve and reducing exposure to shorter maturities. In doing so, we carefully considered each bond's acquisition yield to ensure that the sales would not have a material negative impact on the Fund's income stream, as some of these shorter-maturity bonds were acquired in higher interest rate environments. We also maintained the Fund's fully invested position in an effort to preserve the level of income available to shareholders.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


In another effort to generate additional income for the portfolio, the Fund increased its use of leverage during the period with the issuance of additional Auction Market Preferred Stock (AMPS). With the proceeds from the sale of the AMPS, we invested in the longer end of the municipal yield curve, consistent with our underlying investment strategy. Fortunately, issuance of Arizona municipal bonds was particularly strong in the second half of the fiscal year. This provided us with sufficient opportunity to invest the proceeds from bond sales and our new AMPS issuance in a timely manner and in issues with attractive structures.

Finally, the fiscal year saw the advance refunding of some of our Puerto Rico bonds (which are tax-exempt in all 50 states). In the process, these bonds, which had been rated in the BBB range, became AAA quality. We took the opportunity to lock in some profits and reinvest the proceeds into new Puerto Rico paper.

For the six-month period ended October 31, 2005, the Fund's AMPS had an average yield of 2.13% for Series A, 2.17% for Series B and 2.34% for Series
C. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and once more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.41% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We continue to favor maturities in the 25-year range. The Fund ended the period close to neutral in terms of interest rate exposure. The Fed, having already raised interest rates 12 times since June 2004, has come a long way in its measured monetary tightening campaign. In recognition of this and the higher rates all along the curve, we believe a more neutral duration is the appropriate course. Having said that, we stand ready to adjust our strategy as market dynamics dictate. At period-end, the Fund remained fully invested, reflecting our efforts to generate the greatest level of tax-exempt income for our shareholders.


MuniYield California Fund, Inc.

Describe conditions in the State of California.

Moody's Investors Services upgraded California's credit rating from A3 to A2 in July 2005, after Governor Schwarzenegger signed a new budget for the state. Moody's attributed the upgrade to "a continuing favorable trend of recovery in the state's economy and tax revenues, better-than-expected financial performance in fiscal 2005, and a moderately improved financial outlook for 2006 and beyond." Positive aspects of the budget included a moderate school funding increase and the lack of any new debt issuance. The budget did not include any new taxes or borrowings.

Nevertheless, California remained the lowest rated state in the country, with an A rating from Standard & Poor's and an A- rating from Fitch. Despite the low rating, the state's bonds gained in value as yields generally trended lower during the past 12 months. By period-end, California general obligation bonds (GOs) once again were trading at historically tight spreads to high-quality bonds.


How did the Fund perform during the fiscal year?

For the year ended October 31, 2005, the Common Stock of MuniYield California Fund, Inc. had net annualized yields of 5.74% and 6.33%, based on a year-end per share net asset value of $14.73 and a per share market price of $13.37, respectively, and $.846 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.59%, based on a change in per share net asset value from $15.27 to $14.73, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



The Fund's total return, based on net asset value, lagged the +5.51% average return of its comparable Lipper category of California Municipal Debt Funds. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) The Fund's relatively high credit quality - 73.3% of assets were invested in AAA-rated securities at period end - left the portfolio underweighted in higher-yielding investments that outperformed during the year as credit spreads tightened dramatically. Based on the recommendation of our internal Municipal Department Investment Committee, the Fund also had a relatively short duration, which limits the portfolio's sensitivity to changes in interest rates. The goal was to mute price volatility in the portfolio in the case of rising interest rates. A more aggressive stance, however, would have delivered higher returns from capital appreciation. Finally, the Fund was underweighted in tobacco bonds based on our concerns about the litigation risk associated with these credits. Ultimately, tobacco bonds were the top performers for the year, and our underexposure detracted from relative performance.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +.65%, based on a change in per share net asset value from $15.06 to $14.73, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

After maintaining a defensive market stance for the bulk of the fiscal period, we began to move to a more neutral duration stance in the final months of the year. A relatively active California new-issue calendar and a market starting to provide higher investment yields in response to Fed interest rate hikes offered us opportunities to extend the portfolio's duration. Accordingly, we purchased some longer-maturity bonds, financed in part through sales of selected shorter-duration prerefunded securities.

We identified certain sectors that were outperforming the general municipal market. For example, we bought noncallable zero-coupon bonds when they were offering an additional 85 basis points of income over comparable AAA-rated securities. In August, we sold a portion of our zero-coupon holdings as yield spreads narrowed to 55 basis points - 60 basis points. We may enter this sector once again if spreads widen in the coming month.

Finally, efforts were undertaken to improve the Fund's income accrual. Specifically, we issued additional Auction Market Preferred Stock (AMPS) to raise the Fund's leverage amount. We used the proceeds from the sale to purchase longer-maturity, insured California bonds. Both the added leverage and the presence of longer bonds contributed to a slight lengthening of the Fund's duration exposure. The additional leverage also should enable the Fund to generate a higher income accrual.

For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.03% for Series A, 2.08% for Series B, 2.38% for Series C and 2.48% for Series D. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.81% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The steps taken in recent months have placed the portfolio in a neutral position with respect to interest rate risk. During the period, our credit quality breakdown remained essentially unchanged, with 83% of assets invested in securities rated AA or better - a very high level of credit quality compared to our peers. Following the dramatic tightening in credit spreads, we do not see additional value at this point in "reaching for yield" by investing in lower-rated bonds that do not sufficiently compensate investors for the added risk. Instead, we chose to pursue higher yields by employing additional AMPS leverage, a strategy aimed at improving the Fund's current income distribution.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (continued)



MuniYield California Insured Fund, Inc.

Describe conditions in the State of California.

Moody's Investors Services upgraded California's credit rating from A3 to A2 in July 2005, after Governor Schwarzenegger signed a new budget for the state. Moody's attributed the upgrade to "a continuing favorable trend of recovery in the state's economy and tax revenues, better-than-expected financial performance in fiscal 2005, and a moderately improved financial outlook for 2006 and beyond." Positive aspects of the budget included a moderate school funding increase and the lack of any new debt issuance. The budget did not include any new taxes or borrowings.

Nevertheless, California remained the lowest-rated state in the country, with an A rating from Standard & Poor's and an A- rating from Fitch. Despite the low rating, the state's bonds gained in value as yields generally trended lower during the past 12 months. By period-end, California general obligation bonds (GOs) once again were trading at historically tight spreads to high-quality bonds.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield California Insured Fund, Inc. had net annualized yields of 5.91% and 6.19%, based on a year-end per share net asset value of $14.82 and a per share market price of $14.16, respectively, and $.876 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.55%, based on a change in per share net asset value from $15.23 to $14.82, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, slightly lagged the +3.94% average return of its comparable Lipper category of California Insured Municipal Debt Funds. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California and insured as to timely payment.) The Fund's high degree of credit quality - 95% of assets were invested in AAA-rated securities with bond insurance at period end - left the portfolio underweighted in higher-yielding investments that outperformed during the year as credit spreads tightened dramatically.

The Fund also had a relatively short duration to limit the changes in interest rates. The goal was to mute price volatility in the portfolio in case of rising interest rates. While a more aggressive stance would have delivered higher returns from capital appreciation, our focus has always been on delivering the highest possible degree of tax-exempt income with a relatively low duration and high-quality mix of assets. Finally, the Fund had no exposure to tobacco bonds based on our concerns about the litigation risk associated with these issues. Ultimately, tobacco bonds were the market's best performers, and our lack of exposure detracted from relative performance for the year.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was +.30%, based on a change in per share net asset value from $15.23 to $14.82, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

After maintaining a defensive market posture for the bulk of the fiscal period, we began to move to a more neutral duration stance in the final months of the year. A relatively active California new-issue calendar and a market starting to provide higher investment yields in response to Fed interest rate hikes offered us opportunities to extend the portfolio's duration. Accordingly, we purchased some longer-maturity bonds, financed in part through sales of selected shorter-duration prerefunded securities.

A major change during the past year involved the issuance of additional Auction Market Preferred Stock (AMPS) to effectively increase the Fund's use of leverage. We used the proceeds from the sale to purchase longer-maturity, insured California bonds. Both the added leverage and the presence of longer bonds contributed to a lengthening of the Fund's duration exposure. The additional leverage also should help the Fund to generate a higher income accrual.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.35% for Series A, 2.09% for Series B, 2.05% for Series C, 2.00% for Series D, 2.05% for Series E and 2.21% for Series F. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and once more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.07% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The steps taken in recent months have placed the portfolio in a neutral position with respect to interest rate risk. During the period, our credit quality breakdown remained essentially unchanged, with 95% of assets invested in securities rated AAA with bond insurance. Although we are authorized to invest a portion of the Fund's assets in lower-rated bonds, we have been underutilizing this available basket given the very tight credit spreads in the market today. Instead, we have chosen to pursue higher yields by employing additional AMPS leverage, a strategy aimed at improving the Fund's current income distribution.


MuniYield Florida Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of AA1 from Moody's, AAA from Standard & Poor's and AA+ from Fitch - all with stable trends. The favorable ratings are based on the state's solid economic and financial performance, in addition to moderate debt and a proactive government that responds to economic downturns faster than other states. Florida's continued economic strength is bolstered by robust population growth, which is attributed to the state's attractive physical environment and favorable business climate. Although the growth in population has put a strain on services such as education, transportation and healthcare, it also has allowed the state to recover more quickly from sub par economic trends.

Currently, Florida's revenues are higher than budgeted and expenditures remain under control due to prudent fiscal oversight. The fiscal year 2005 budget was brought into balance through tight expenditure controls, including outsourcing work and requiring local governments to pick up costs historically incurred by the state. To pay for these additional expenses, municipalities imposed increases to property taxes and/or local sales taxes through voter initiatives. Given the government's concerns over the high health care costs facing the state, Governor Jeb Bush has proposed a partially private health insurance plan. Florida continues to maintain solid fund balances with consistent
General Fund operations. In addition, the state has a working Capital Reserve Fund and a Budget Stabilization Fund in excess of $2 billion.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Shares of MuniYield Florida Fund had net annualized yields of 6.20% and 6.19%, based on a year-end per share net asset value of $14.91 and a per share market price of $14.93, respectively, and $.924 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.98%, based on a change in per share net asset value from $15.27 to $14.91, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +3.81% average return of the Lipper Florida Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.)

Three factors affected Fund performance during the period. First was our yield curve positioning. Essentially, we continued to focus on the longer end of curve, which significantly outperformed the short end as the yield curve flattened and shorter-term bond prices suffered. The municipal yield curve is actually quite steep in comparison to the Treasury curve, with a difference of 155 basis points between the one-year and the 30-year sectors. Thus, our commitment to the long end paid off. Second, the Fund's uninsured credits, which performed particularly well during the period, contributed to performance. This was especially true of our investments in the Florida hospital sector. Finally, our commitment to an above-average coupon structure continued to benefit the Fund's relative results.

For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Shares was +.47%, based on a change in per share net asset value from $15.30 to $14.91, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (continued)


For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we sought to sell some of the portfolio's prerefunded bonds in the five-year - 10-year maturity range. In doing so, we were cognizant not to sell bonds that were booked at higher yields than are available in the current market.

In August, the Fund increased its use of leverage through the issuance of $15 million in additional Auction Market Preferred Shares (AMPS). With the proceeds, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This is where we have been able to capture higher yields with reduced volatility. Our efforts in this area have been somewhat limited by a lack of new long-term bonds in the Florida municipal market. Although new issuance increased 38% versus the previous 12-month period, much of the supply in the market has come in the form of refinancings, the majority of which offered maturities of only 15 years - 20 years and yields below 5%. Importantly, we remained fully invested throughout the fiscal year in order to augment the portfolio's yield.

For the six-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.43% for Series A, 2.37% for Series B and 2.59% for Series C. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and once more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.25% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. Currently, we favor bonds with 20-year - 25-year maturities and prefer to structure coupons of 5.25%. Long-term bond yields, which had been slow to react to the Fed's interest rate hikes, have started to inch upward. We will look for an increase in long-term rates as an opportunity to pursue higher-coupon bonds in the 20-year - 30-year maturity range and will remain fully invested to augment shareholders' income.


MuniYield Michigan Insured Fund II, Inc.

Describe conditions in the State of Michigan.

At period end, Michigan maintained credit ratings of Aa2, AA and AA with a stable outlook from Moody's, Standard & Poor's and Fitch, respectively. All three agencies downgraded the state during the period, citing the troubled automotive sector and weak revenue estimates. Michigan's debt ratios, however, are quite low for a populous state and indicate relative flexibility in responding to economic downturns. The state's pension system is well-funded.

Whether Michigan's credit rating is downgraded further depends on a recovering economy, stable employment trends and continued budget balancing. Employment in the state declined in 2004 for the fourth consecutive year, although the annual rate of job losses has moderated each year since 2001. The manufacturing sector - particularly the auto industry, led by General Motors Corp. - has been responsible for the job losses, which have weighed on revenue collections and could indicate longer-term economic problems for the state.
On the positive side, preliminary data for September 2005 revealed a 6.4% unemployment rate, a significant improvement over the 7.1% rate a year earlier.

As of September 30, 2005, the end of the state's fiscal year, Michigan showed a near-zero reserve balance in its major operating funds, reflecting the use of its past surpluses to close budget shortfalls. Through August 2005, Michigan's general fund revenues for the 2005 fiscal year were almost 1% above estimates. Governor Granholm recently approved a $41 billion budget for fiscal year 2006 with no reliance on broad-based tax increases. The budget generally maintained spending cuts proposed by the governor to eliminate a general fund deficit of $770 million.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield Michigan Insured Fund II, Inc. had net annualized yields of 6.21% and 6.27%, based on a year-end per share net asset value of $14.54 and a per share market price of $14.41, respectively, and $.903 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.73%, based on a change in per share net asset value from $15.21 to $14.54, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +3.18% average return of the Lipper Michigan Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) The underperformance can be attributed in part to the portfolio's relatively defensive interest rate positioning, which proved to be premature as yields on longer bonds failed to rise to the extent anticipated. Another source of underperformance relative to our Lipper peers was the Fund's high degree of credit quality during a market environment in which lower-rated bonds, particularly BBB-rated hospital and corporate-backed issues, were generally strong performers. As an insured Fund, we own fewer lower-rated, higher-yielding securities than most of our competitors. At the end of the period, approximately 84% of the Fund's assets were invested in AAA-rated bonds.

For the six month period ended October 31, 2005, the total investment return on the Fund's Common Stock was -.34%, based on a change in per share net asset value from $15.04 to $14.54, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We added higher-yielding issues to the portfolio whenever we found them to be attractively priced. However, narrowing credit spreads forced us to limit these purchases because the additional yield available remained unattractive compared to historical levels.

In mid-September, we issued additional Auction Market Preferred Stock (AMPS) in an effort to enhance the Fund's income stream and bring the portfolio's leverage ratio more in line with that of its peers. We reinvested the proceeds of this issuance in more interest rate-sensitive securities with maturity dates ranging from 2030 to 2036. We believe these bonds should perform well, as interest rates are expected to be relatively stable and the yield curve still quite flat in the coming months.

For the 12-month period ended October 31, 2005, the Fund's AMPS had average yields of 2.27% for Series A, 2.33% for Series B and 2.56% for Series C. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and 25 basis points more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.95% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a neutral position with respect to interest rate risk. We expect to maintain this positioning in the near future in anticipation of continued moderate economic expansion and negligible inflationary pressures. Higher energy costs, especially for winter heating fuel, are expected to weigh on consumer spending and confidence and could promote a relatively stable interest rate environment. If, however, the U.S. economy strengthens or retail prices rise more than expected, we would likely position the portfolio more defensively in anticipation of higher interest rates down the road.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


Regardless of the economic backdrop, we plan to keep the portfolio fully invested to enhance shareholder income. Future portfolio activity is likely to focus on our ongoing efforts to maintain the Fund's attractive distribution yield.


MuniYield New York Insured Fund, Inc.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November 2004, while Fitch and S&P carry stable outlooks. The state's economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts for fiscal year 2005 (ended March 31, 2005) were 15% above the prior fiscal year. Due to surging tax collections, particularly income taxes, the fiscal year 2005 operating surplus totaled $1.2 billion.

For the first time in more than 20 years, New York lawmakers approved a budget on time. The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts for the fiscal year (which began April 1, 2005). Aided by this revenue growth, the enacted budget includes most of the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local governments for pension and Medicaid relief, and new education spending. General fund receipts are 0.7% ahead of budget through the first quarter of fiscal year 2006.

The New York economy produced good job growth in 2004, with total non-farm labor increasing 0.5% from the prior year. This was the first annual gain since 2000. Preliminary August 2005 employment (seasonally adjusted) is 1% above the prior August level. New York ranks fifth-highest among all states in per capita income. Modest income growth through the remainder of 2005 would boost personal income tax receipts, which account for roughly 38% of general fund receipts.


How did the Fund perform during the fiscal year?

For the 12-month period ended October 31, 2005, the Common Stock of MuniYield New York Insured Fund, Inc. had net annualized yields of 5.89% and 6.38%, based on a year-end per share net asset value of $14.26 and a per share market price of $13.17, respectively, and $.840 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.53%, based on a change in per share net asset value from $14.81 to $14.26, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +3.22% average return of the Lipper New York Insured Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) The underperformance is attributed to the portfolio's slightly shorter-than-average duration, which we maintained for the bulk of the period based on our belief that strong economic growth, coupled with a Fed tightening, would cause long-term bond yields to increase. The defensive positioning was designed to limit portfolio volatility and protect the Fund's net asset value from the price impact associated with rising rates. However, long-term yields did not behave as expected and our short duration detracted from returns on a relative basis. Also hindering performance was our exposure to Puerto Rico paper, which we had increased from 7.3% of net assets to 11.3% during the year. Although these bonds underperformed the broader market during this particular period, they offer good liquidity, tradability and yield characteristics.

On the positive side, we sought to capitalize on the flattening yield curve by moving into longer-dated securities as opportunities presented themselves. This strategy helped the Fund's total return as the price of longer-dated bonds increased. Over the course of the year, we increased the portfolio's exposure to bonds maturing in 30 years or longer from 24.7% of net assets to 39.8%.

For the most part, our focus during the period centered on yield rather than total return. As a result, the Fund was able to gain a competitive yield advantage versus its New York insured fund peers. While some of our competitors were forced to cut their dividends as market rates declined, the Fund was able to maintain an above-average monthly distribution rate.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



For the six-month period ended October 31, 2005, the total investment return on the Fund's Common Stock was -.37%, based on a change in per share net asset value from $14.76 to $14.26, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

For the most part, we focused on protecting the Fund's net asset value and providing shareholders with above-average income. To that end, we sought out opportunities to trade into higher-yielding bonds, and we were cognizant to retain those bonds booked into the portfolio at relatively attractive yields. We also remained essentially fully invested throughout the year and, whenever possible, we took opportunities to move further out on the yield curve to pick up incremental yield.

We maintained the portfolio's defensive market posture until June, when we began to move toward a more neutral stance. In all, we increased the portfolio's average maturity by about one year.

Recently, there has been little long-maturity new issuance in the New York municipal market. As issuers are refunding their existing debt, they have tended to do so with short and intermediate issues. The limited supply of longer-dated maturities has provided for few trading opportunities. Until market yields increase or the new-issue calendar produces compelling opportunities, we are looking to enhance the diversification of the portfolio. For example, we added bonds insured by two new insurers in the municipal marketplace, XL Capital Assurance (XLCA) and CIFG. In anticipation that they would outperform over time, we purchased these bonds at wider spreads than those offered by bonds backed by traditional insurers.

For the six-month period ended October 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.15%; Series B, 2.07%; Series C, 2.19%; Series D, 2.23%; Series E, 2.09%; and Series F, 2.32%. The Fed's interest rate hikes are clearly having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period (and once more on November 1). Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.08% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We ended the period with a neutral market outlook. The Fed, increasingly concerned about inflation, has not given any signal that it is finished increasing interest rates. In turn, it appears that the market has extrapolated further interest rate hikes. This creates volatility as investors adjust their assumptions about the markets.

Against this backdrop, we will look to trade the market and take advantage of the volatility. The benefit of the recent upturn in long-term rates is that it allows us to restructure the portfolio in terms of coupon, call date and maturity without having an overly negative impact on yield. Over time, increased trading opportunities can translate into enhanced total return performance.


Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
MuniYield Arizona Fund, Inc.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Fund


Fred K. Stuebe
Vice President and Portfolio Manager
MuniYield Michigan Insured Fund II, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
MuniYield New York Insured Fund, Inc.


November 16, 2005



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Portfolio Information



Quality Profiles as of October 31, 2005


                                               Percent of
MuniYield Arizona Fund, Inc.                     Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           46.0%
AA/Aa                                             10.9
A/A                                               12.4
BBB/Baa                                           23.5
BB/Ba                                              1.0
NR (Not Rated)                                     4.6
Other*                                             1.6

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



                                               Percent of
MuniYield California Fund, Inc.                  Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           73.3%
AA/Aa                                              9.4
A/A                                               12.4
BBB/Baa                                            4.7
Other*                                             0.2

 * Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield California Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           95.3%
AA/Aa                                              1.1
A/A                                                3.3
Other*                                             0.3

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



                                               Percent of
MuniYield Florida Fund                           Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           70.8%
AA/Aa                                              1.5
A/A                                                6.5
BBB/Baa                                           17.5
NR (Not Rated)                                     2.2
Other*                                             1.5

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



                                               Percent of
MuniYield Michigan Insured Fund II, Inc.         Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           84.4%
AA/Aa                                              4.5
A/A                                                4.7
BBB/Baa                                            4.0
Other                                              2.4

 * Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield New York Insured Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           87.3%
AA/Aa                                              1.2
A/A                                                5.9
BBB/Baa                                            5.1
Other*                                             0.5

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                                MuniYield Arizona Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

Arizona--135.2%

 $ 1,650    Arizona Educational Loan Marketing Corporation,
            Educational Loan Revenue Refunding Bonds, AMT,
            Junior Sub-Series, 6.30% due 12/01/2008                  $    1,652

            Arizona Health Facilities Authority, Hospital System
            Revenue Bonds (John C. Lincoln Health Network):
     500         6.875% due 12/01/2020                                      556
   1,125         7% due 12/01/2025                                        1,253

   1,785    Arizona Health Facilities Authority Revenue Bonds
            (Catholic Healthcare West), Series A, 6.625%
            due 7/01/2020                                                 1,993

   1,000    Arizona School Facilities Board, State School
            Improvement Revenue Bonds, 5.50% due 7/01/2011 (i)            1,095

   4,335    Arizona State University Revenue Bonds, DRIVERS,
            Series 270, 7.987% due 7/01/2021 (e)(k)                       5,222

            Arizona Student Loan Acquisition Authority, Student
            Loan Revenue Refunding Bonds, AMT:
   3,285         Junior Subordinated Series B-1, 6.15%
                 due 5/01/2029                                            3,508
   1,000         Senior-Series A-1, 5.90% due 5/01/2024                   1,059

            Arizona Tourism and Sports Authority, Tax
            Revenue Bonds:
   1,000         (Baseball Training Facilities Project), 5%
                 due 7/01/2016                                            1,022
   2,000         (Multi-Purpose Stadium Facility), Series A, 5.375%
                 due 7/01/2023 (b)                                        2,168

     100    Coconino County, Arizona, Pollution Control Corporation
            Revenue Bonds (Arizona Public Service Co.--Navajo
            Project), VRDN, AMT, Series A, 2.77% due 10/01/2029 (l)         100

     500    Glendale, Arizona, Development Authority, Educational
            Facilities Revenue Refunding Bonds (American Graduate
            School International), 5.875% due 7/01/2006 (c)(i)              514

   1,000    Greater Arizona Development Authority, Infrastructure
            Revenue Bonds, Series B, 5% due 8/01/2030 (b)                 1,033

            Maricopa County, Arizona, Hospital Revenue Refunding
            Bonds (Sun Health Corporation):
   1,670         6.125% due 4/01/2007 (i)                                 1,765
     735         6.125% due 4/01/2018                                       764

   1,000    Maricopa County, Arizona, IDA, Education Revenue
            Bonds (Arizona Charter Schools Project 1), Series A,
            6.625% due 7/01/2020                                          1,001

   2,400    Maricopa County, Arizona, IDA, Hospital Facility
            Revenue Refunding Bonds (Samaritan Health Services),
            Series A, 7% due 12/01/2016 (b)(d)                            2,938

   2,395    Maricopa County, Arizona, IDA, M/F Housing Revenue
            Bonds (Place Five and Greenery Apartments), Series A,
            6.625% due 1/01/2027 (d)                                      2,571



     Face
   Amount   Municipal Bonds                                            Value

Arizona (continued)

 $ 1,000    Maricopa County, Arizona, Peoria Unified School
            District Number 11, GO, Second Series, 5%
            due 7/01/2025 (e)                                        $    1,040

   1,485    Maricopa County, Arizona, Pollution Control
            Corporation, PCR, Refunding (Public Service
            Company of New Mexico Project), Series A, 6.30%
            due 12/01/2026                                                1,563

   2,250    Maricopa County, Arizona, Public Finance Corporation,
            Lease Revenue Bonds, RIB, Series 511X, 8.04%
            due 7/01/2014 (a)(k)                                          2,650

   1,825    Maricopa County, Arizona, Scottsdale Unified School
            District Number 48, GO, 6.60% due 7/01/2012                   2,131

     500    Maricopa County, Arizona, Tempe Elementary Unified
            School District Number 3, GO, Refunding, 7.50%
            due 7/01/2010 (e)                                               583

   1,000    Maricopa County, Arizona, Unified School District
            Number 090, School Improvement, GO (Saddle
            Mountain), Series A, 5% due 7/01/2014                         1,030

            Mesa, Arizona, IDA Revenue Bonds (Discovery
            Health Systems), Series A (b)(i):
   1,000         5.625% due 1/01/2010                                     1,088
   1,000         5.875% due 1/01/2010                                     1,096

   1,000    Navajo County, Arizona, IDA, IDR (Stone Container
            Corporation Project), AMT, 7.40% due 4/01/2026                1,027

   1,000    Nogales Arizona Municipal Development Authority, Inc.,
            Revenue Bonds, 5% due 6/01/2030 (a)                           1,027

   4,500    Northern Arizona University System Revenue Bonds,
            5.50% due 6/01/2034 (e)                                       4,871

   4,000    Phoenix, Arizona, Civic Improvement Corporation,
            Excise Tax Revenue Bonds (Civic Plaza Expansion
            Project), Sub-Series A, 5% due 7/01/2030 (e)                  4,139

            Phoenix, Arizona, Civic Improvement Corporation,
            Water System Revenue Refunding Bonds, Junior Lien:
   2,500         5.50% due 7/01/2020 (e)                                  2,719
   2,000         5% due 7/01/2029 (b)                                     2,076

            Pima County, Arizona, IDA, Education Revenue Bonds
            (Arizona Charter Schools Project), Series C:
     750         6.70% due 7/01/2021                                        791
   1,000         6.75% due 7/01/2031                                      1,045

   1,000    Pima County, Arizona, IDA, Education Revenue
            Refunding Bonds (Arizona Charter Schools Project II),
            Series A, 6.75% due 7/01/2021                                 1,057

   1,000    Pima County, Arizona, IDA, Revenue Refunding Bonds
            (Health Partners), Series A, 5.625% due 4/01/2014 (b)         1,049



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                                MuniYield Arizona Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

Arizona (concluded)

 $   370    Pima County, Arizona, IDA, S/F Mortgage Revenue
            Refunding Bonds, AMT, Series A-1, 6.20%
            due 11/01/2030 (f)(g)                                     $     389

   3,050    Pima County, Arizona, Unified School District Number 1,
            Tucson, GO, Refunding, 7.50% due 7/01/2009 (e)                3,466

            Pinal County, Arizona, COP:
   1,250         5% due 12/01/2026                                        1,261
   1,250         5% due 12/01/2029                                        1,253

   3,000    Salt River Project, Arizona, Agriculture Improvement
            and Power District, Electric System Revenue Refunding
            Bonds, Series A, 5% due 1/01/2035                             3,101

   2,250    Scottsdale, Arizona, IDA, Hospital Revenue Bonds
            (Scottsdale Healthcare), 5.80% due 12/01/2031                 2,383

   1,195    Show Low, Arizona, IDA, Hospital Revenue Bonds
            (Navapache Regional Medical Center), 5%
            due 12/01/2035 (j)                                            1,209

   1,500    South Campus Group LLC, Arizona Student Housing
            Revenue Bonds (Arizona State University South Campus
            Project), Series 2003, 5.625% due 9/01/2035 (b)               1,633

   2,060    Tempe, Arizona, Excise Tax Revenue Bonds, 5%
            due 7/01/2025                                                 2,150

   2,000    Tempe, Arizona, GO, 3.50% due 7/01/2024                       1,718

     575    Tucson and Pima County, Arizona, IDA, S/F Mortgage
            Revenue Refunding Bonds (Mortgage-Backed Securities
            Program), AMT, Series A-1, 6% due 7/01/2021 (f)(g)              587

     500    Tucson, Arizona, GO, Series D, 5% due 7/01/2021                 525

   1,000    Tucson, Arizona, IDA, Senior Living Facilities Revenue
            Bonds (Christian Care  Tucson Inc. Project), Series A,
            6.125% due 7/01/2024 (j)                                      1,092

   1,105    University of Arizona, COP, Refunding, Series A,
            5.125% due 6/01/2029 (a)                                      1,152

            Vistancia Community Facilities District, Arizona, GO:
   1,275         6.75% due 7/15/2022                                      1,361
     750         5.75% due 7/15/2024                                        753

   2,000    Yavapai County, Arizona, IDA, Hospital Facility
            Revenue Bonds (Yavapai Regional Medical Center),
            Series A, 6% due 8/01/2033                                    2,126



     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--24.4%

 $   500    Puerto Rico Commonwealth, GO, Refunding, RITR,
            Class R, Series 3, 8.451% due 7/01/2016 (b)(k)           $      593

            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Refunding Bonds:
   1,000         Series J, 5.50% due 7/01/2014 (i)                        1,114
   2,000         Series K, 5% due 7/01/2025                               2,041

   2,000    Puerto Rico Commonwealth, Public Improvement, GO,
            Series A, 5.125% due 7/01/2031                                2,039

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
   1,000         Series II, 5.25% due 7/01/2031                           1,034
   1,500         Series NN, 5.125% due 7/01/2029                          1,553
     695         Trust Receipts, Class R, Series 16 HH, 8.451%
                 due 7/01/2013 (h)(k)                                       838

   2,000    Puerto Rico Industrial, Tourist, Educational, Medical
            and Environmental Control Facilities Revenue Bonds
            (Cogeneration Facility--AES Puerto Rico Project),
            AMT, 6.625% due 6/01/2026                                     2,149

   2,540    Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I, 5.25%
            due 7/01/2033                                                 2,624

   1,700    Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E, 5.50%
            due 8/01/2029                                                 1,777

            Total Municipal Bonds
            (Cost--$99,356)--159.6%                                     103,117



   Shares
     Held   Short-Term Securities

   1,607    CMA Arizona Municipal Money Fund (m)                          1,607

            Total Short-Term Securities
            (Cost--$1,607)--2.5%                                          1,607

Total Investments (Cost--$100,963*)--162.1%                             104,724
Other Assets Less Liabilities--0.3%                                         214
Preferred Stock, at Redemption Value--(62.4%)                          (40,308)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   64,630
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       100,971
                                                    ===============
    Gross unrealized appreciation                   $         4,217
    Gross unrealized depreciation                             (464)
                                                    ---------------
    Net unrealized appreciation                     $         3,753
                                                    ===============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) Connie Lee Insured.

(d) Escrowed to maturity.

(e) FGIC Insured.

(f) FHLMC Collateralized.

(g) FNMA/GNMA Collateralized.

(h) FSA Insured.

(i) Prerefunded.

(j) Radian Insured.

(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Arizona Municipal Money Fund              693            $11

    See Notes to Financial Statements



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                             MuniYield California Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California--147.5%

 $ 1,730    ABAG Finance Authority for Nonprofit Corporations,
            California, Revenue Refunding Bonds (Redwood
            Senior Homes and Services), 6% due 11/15/2022            $    1,860

   3,975    Antioch Area Public Facilities Financing Agency,
            California, Special Tax (Community Facilities District
            Number 1989-1), 5.70% due 8/01/2009 (a)(h)                    4,348

   2,820    Arcata, California, Joint Powers Financing Authority,
            Tax Allocation Revenue Refunding Bonds (Community
            Development Project Loan), Series A, 6%
            due 8/01/2023 (a)                                             2,835

   2,500    Bakersfield, California, COP, Refunding (Convention
            Center Expansion Project), 5.80% due 4/01/2017 (b)            2,613

   5,000    California Health Facilities Financing Authority Revenue
            Bonds (Kaiser Permanente), RIB, Series 26, 8.01%
            due 6/01/2022 (e)(j)                                          5,641

   1,490    California Health Facilities Financing Authority, Revenue
            Refunding Bonds (Pomona Valley Hospital Medical
            Center), Series A, 5.625% due 7/01/2019 (b)                   1,573

   4,990    California Infrastructure and Economic Development
            Bank Revenue Bonds (J. David Gladstone Institute
            Project), 5.50% due 10/01/2022                                5,229

   3,000    California Pollution Control Financing Authority, Solid
            Waste Disposal Revenue Bonds (Waste Management
            Inc. Project), AMT, Series A-2, 5.40% due 4/01/2025           3,096

   6,250    California Pollution Control Financing Authority, Solid
            Waste Disposal Revenue Refunding Bonds (Waste
            Management Inc. Project), AMT, Series B, 5%
            due 7/01/2027                                                 6,136

            California Rural Home Mortgage Finance Authority,
            S/F Mortgage Revenue Bonds (Mortgage-Backed
            Securities Program), AMT:
      50         Series A-1, 6.90% due 12/01/2024 (c)(f)                     52
      80         Series B, 6.15% due 6/01/2020 (d)                           80

   4,500    California State Department of Water Resources, Power
            Supply Revenue Bonds, Series A, 5.75% due 5/01/2017           4,946

   6,000    California State Department of Water Resources
            Revenue Bonds (Central Valley Project), 5.25%
            due 7/01/2022                                                 6,023

            California State, GO, Refunding:
   1,635         5.25% due 2/01/2029                                      1,704
   8,000         5.75% due 5/01/2030                                      8,676
   2,785         (Veterans), AMT, Series BJ, 5.70% due 12/01/2032         2,855

            California State Public Works Board, Lease
            Revenue Bonds:
   2,000         (California State University), Series C, 5.40%
                 due 10/01/2022 (b)                                       2,105
   5,000         (Department of Corrections), Series C, 5.50%
                 due 6/01/2023                                            5,378
   6,645         (Department of Health Services), Series A, 5.75%
                 due 11/01/2017 (b)                                       7,251
   2,500         (University of California--Institution Project),
                 Series C, 5% due 4/01/2030 (a)                           2,536
  17,000         (Various Community College Projects), Series A,
                 5.625% due 3/01/2016 (a)                                17,478

            California State, Various Purpose, GO:
   4,730         5.50% due 4/01/2030                                      5,058
   6,850         5.50% due 11/01/2033                                     7,342



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 5,250    California Statewide Communities Development
            Authority, COP (John Muir/Mount Diablo Health
            System), 5.125% due 8/15/2022 (b)                        $    5,487

            California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A:
   3,270         6% due 10/01/2023                                        3,587
   3,000         5.50% due 10/01/2033                                     3,111

   2,380    California Statewide Communities Development
            Authority, Water Revenue Bonds (Pooled Financing
            Program), Series C, 5.25% due 10/01/2028 (e)                  2,507

   2,000    Chino Basin, California, Regional Financing Authority
            Revenue Bonds (Inland Empire Utility Agency Sewer
            Project), 5.75% due 11/01/2009 (b)(h)                         2,202

   6,270    Coast Community College District, California,
            Capital Appreciation, GO, Refunding, 5.02%**
            due 8/01/2021 (b)                                             2,966

   2,705    Contra Costa County, California, Public Financing
            Lease Revenue Refunding Bonds (Various Capital
            Facilities), Series A, 5.30% due 8/01/2020 (b)                2,842

   3,750    Cucamonga, California, County Water District, COP,
            5.125% due 9/01/2035 (g)                                      3,851

   2,500    Davis, California, Joint Unified School District,
            Community Facilities District, Special Tax Refunding
            Bonds, Number 1, 5.50% due 8/15/2021 (b)                      2,567

   4,000    Fremont, California, Unified School District, Alameda
            County, GO (Election of 2002), Series B, 5%
            due 8/01/2030 (e)                                             4,147

   4,650    Golden State Tobacco Securitization Corporation of
            California, Tobacco Settlement Revenue Bonds,
            Series A-4, 7.80% due 6/01/2042                               5,653

   5,595    Grossmont-Cuyamaca Community College District,
            California, GO (Election of 2002), Series B, 5%
            due 8/01/2029 (g)                                             5,809

   5,025    Indio, California, Water Authority, Water Enterprise
            Revenue Bonds, 5.125% due 4/01/2030 (a)                       5,275

            Industry, California, Urban Development Agency,
            Tax Allocation Refunding Bonds (b):
  14,915         (Civic Recreation Industrial), Series 1, 5.50%
                 due 5/01/2021                                           15,606
   5,000         (Civic-Recreational-Industrial Redevelopment
                 Project No. 1), 5.50% due 5/01/2020                      5,226

   3,010    La Quinta, California, Financing Authority, Local Agency
            Tax Allocation and Revenue Refunding Bonds, RIB,
            Series II-R-412X, 7.441% due 9/01/2034 (a)(j)                 3,247

   3,500    Lancaster, California, Redevelopment Agency,
            Subordinate Tax Allocation Refunding Bonds (Combined
            Redevelopment Project Areas--Housing Programs),
            Series B, 5% due 8/01/2034 (g)                                3,576

   2,000    Los Angeles, California, COP (Sonnenblick Del Rio West
            Los Angeles), 6.20% due 11/01/2031 (a)                        2,236

            Los Angeles, California, Harbor Department Revenue
            Bonds, AMT:
   4,000         RITR, Series RI-7, 9.505% due 11/01/2026 (b)(j)          4,288
   2,000         Series B, 6% due 8/01/2015                               2,056
   6,000         Series B, 5.375% due 11/01/2023                          6,148



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                             MuniYield California Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 7,000    Los Angeles, California, Wastewater System Revenue
            Bonds, Series A, 5% due 6/01/2023 (g)                    $    7,270

   4,500    Los Angeles, California, Wastewater System, Revenue
            Refunding Bonds, Subordinate Series A, 5%
            due 6/01/2027 (b)                                             4,649

   3,780    Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue
            Refunding Bonds, Proposition A, First Tier
            Senior-Series A, 5% due 7/01/2027 (a)                         3,930

   5,000    Los Angeles County, California, Public Works
            Financing Authority, Lease Revenue Bonds (Multiple
            Capital Facilities Project VI), Series A, 5.625%
            due 5/01/2010 (a)(h)                                          5,478

   3,735    Los Angeles County, California, Public Works Financing
            Authority, Lease Revenue Refunding Bonds (Master
            Refunding Project), Series A, 5% due 12/01/2028 (b)           3,860

            Los Angeles County, California, Sanitation Districts
            Financing Authority, Revenue Refunding Bonds (Capital
            Projects--District Number 14), Sub-Series B (g):
   2,305         5% due 10/01/2025                                        2,402
   2,550         5% due 10/01/2030                                        2,641

   1,000    Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds, Series A, 5%
            due 7/01/2030 (e)                                             1,036

   2,865    Midpeninsula Regional Open Space District Financing
            Authority, California, Revenue Refunding Bonds, 5%
            due 9/01/2034 (a)                                             2,934

   8,705    Modesto, California, Wastewater Treatment Facilities
            Revenue Bonds, 5.625% due 11/01/2007 (b)(h)                   9,223

   7,570    Morgan Hill, California, Unified School District, GO,
            5%** due 8/01/2026 (g)                                        2,695

   8,595    Napa Valley, California, Community College District,
            Capital Appreciation, GO (Election of 2002), Series B,
            5.16%** due 8/01/2024 (b)                                     3,417

   1,750    North City-West, California, School Facilities Financing
            Authority, Special Tax Refunding Bonds, Series B,
            5.75% due 9/01/2015 (e)                                       1,822

            Oakland, California, Alameda County Unified School
            District, GO (b):
   4,240         (Election of 2000), 5% due 8/01/2027                     4,395
   3,290         Series F, 5.50% due 8/01/2017                            3,562
   3,770         Series F, 5.50% due 8/01/2018                            4,082

            Oakland, California, Joint Powers Financing Authority,
            Lease Revenue Bonds (Oakland Administration
            Buildings) (a)(h):
  11,395         5.75% due 8/01/2006                                     11,852
   2,000         5.90% due 8/01/2006                                      2,082

   5,250    Orange County, California, Sanitation District, COP, 5%
            due 2/01/2033 (g)                                             5,361

   3,000    Oxnard, California, Financing Authority, Wastewater
            Revenue Bonds (Redwood Trunk Sewer and Headworks
            Projects), Series A, 5.25% due 6/01/2034 (g)                  3,173

   1,000    Palm Springs, California, Financing Authority, Lease
            Revenue Refunding Bonds (Convention Center Project),
            Series A, 5.50% due 11/01/2035 (b)                            1,092



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 2,000    Peralta, California, Community College District, GO
            (Election of 2000), Series D, 5% due 8/01/2030 (e)       $    2,073

   1,750    Pleasant Valley, California, School District, Ventura
            County, GO, Series C, 5.75% due 8/01/2025 (b)(i)              1,871

   1,500    Plumas, California, Unified School District, GO
            (Election 2002), Series B, 5% due 8/01/2026 (e)               1,561

   2,255    Pomona, California, Public Financing Authority Revenue
            Refunding Bonds (Merged Redevelopment Project),
            Series A1, 5.75% due 2/01/2034                                2,310

  10,600    Port of Oakland, California, Port Revenue Refunding
            Bonds, Series I, 5.40% due 11/01/2017 (b)                    11,241

   5,807    Port of Oakland, California, RIB, Refunding, AMT,
            Series 717X, 7.80% due 11/01/2027 (g)(j)                      6,369

   4,315    Rancho Cucamonga, California, Redevelopment
            Agency, Tax Allocation Refunding Bonds (Rancho
            Redevelopment Project), 5.25% due 9/01/2020 (e)               4,561

   2,345    Richmond, California, Redevelopment Agency, Tax
            Allocation, Refunding Bonds (Harbour Redevelopment
            Project), Series A, 5.50% due 7/01/2018 (b)                   2,516

   5,000    Sacramento, California, Municipal Utility District,
            Electric Revenue Refunding Bonds, Series L, 5.125%
            due 7/01/2022 (b)                                             5,222

            Sacramento County, California, Sanitation District
            Financing Authority, Revenue Refunding Bonds:
   6,775         (County Sanitation District Number 1), 5%
                 due 8/01/2035 (b)                                        7,002
   5,695         Series A, 5.60% due 12/01/2017                           5,763
   5,190         Series A, 5.75% due 12/01/2018                           5,253
   7,500         Series A, 6% due 12/01/2020                              7,592
   9,000         Series A, 5.875% due 12/01/2027                          9,110

  10,100    San Bernardino, California, City Unified School District,
            GO, Refunding, Series A, 5.875% due 8/01/2009 (g)(h)         11,101

   3,000    San Bernardino, California, Joint Powers Financing
            Authority, Lease Revenue Bonds (Department of
            Transportation Lease), Series A, 5.50%
            due 12/01/2020 (b)                                            3,065

   1,665    San Diego, California, Community College District,
            GO (Election of 2002), 5% due 5/01/2030 (e)                   1,725

   3,600    San Diego, California, Unified School District, GO
            (Election of 1998), Series F, 5% due 7/01/2029 (e)            3,725

            San Francisco, California, Bay Area Rapid Transit District,
            Sales Tax Revenue Refunding Bonds, Series A (b):
   6,000         5% due 7/01/2030                                         6,218
   5,430         5% due 7/01/2034                                         5,613

   1,720    San Francisco, California, City and County Educational
            Facilities, GO (Community College), Series A, 5.75%
            due 6/15/2019                                                 1,856

   1,310    San Francisco, California, City and County Zoo Facilities,
            GO, Series B, 5.75% due 6/15/2019                             1,414

   4,615    San Jose, California, Airport Revenue Bonds, Series D,
            5% due 3/01/2028 (b)                                          4,748

            San Jose-Evergreen, California, Community College
            District, Capital Appreciation, GO (Election of 2004),
            Refunding, Series A (b):
  10,005         5.12%** due 9/01/2023                                    4,085
   5,000         5.33%** due 9/01/2028                                    1,514



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                             MuniYield California Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 5,000    San Juan, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2028 (b)                 $    5,162

   5,040    San Ysidro, California, School District, Capital
            Appreciation, GO (Election of 1997), Series D,
            5.249%** due 8/01/2027 (g)                                    1,696

   2,020    Santa Clara, California, Unified School District, GO,
            5.50% due 7/01/2021 (g)                                       2,187

   3,500    Santa Clara County, California, Housing Authority,
            M/F Housing Revenue Bonds (John Burns Gardens
            Apartments Project), AMT, Series A, 6% due 8/01/2041          3,556

   1,170    Santa Clarita, California, Community College District,
            GO (Election 2001), 5% due 8/01/2028 (e)                      1,216

   8,315    Santa Monica, California, Community College District,
            GO (Election of 2002), Refunding, Series C, 5.07%**
            due 8/01/2028 (b)                                             2,552

   4,000    Santa Monica, California, Community College District,
            GO (Election of 2004), Series A, 5% due 5/01/2030 (b)         4,144

   4,000    Santa Monica, California, Redevelopment Agency, Tax
            Allocation Bonds (Earthquake Recovery Redevelopment
            Project), 6% due 7/01/2029 (a)                                4,358

   2,500    Sequoia, California, Unified High School District, GO,
            Refunding, 5% due 7/01/2028 (e)                               2,605

   6,875    Sonoma County, California, Junior College District,
            GO (Election 2002), Refunding, Series B, 5%
            due 8/01/2028 (e)                                             7,143

   2,265    South Bayside, California, Waste Management Authority,
            Waste System Revenue Bonds, 5.75% due 3/01/2020 (a)           2,461

   6,750    South Tahoe, California, Joint Powers Financing
            Authority, Revenue Refunding Bonds (South Tahoe
            Redevelopment Project Area No. 1), Series A, 5%
            due 10/01/2028 (a)                                            6,974

   3,235    Taft, California, Public Financing Authority, Lease
            Revenue Bonds (Community Correctional Facility),
            Series A, 6.05% due 1/01/2017 (b)                             3,371

   1,310    Torrance, California, Hospital Revenue Refunding
            Bonds (Torrance Memorial Medical Center), Series A,
            6% due 6/01/2022                                              1,430

   1,000    Ventura, California, Unified School District, GO
            (Election of 1997), Series H, 5.125% due 8/01/2034 (e)        1,041



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

 $ 3,990    Vernon, California, Electric System Revenue Bonds
            (Malburg Generating Station Project), 5.50%
            due 4/01/2008 (h)                                        $    4,213

   5,000    Vista, California, Joint Powers Financing Authority,
            Lease Revenue Refunding Bonds, 5.625%
            due 5/01/2016 (b)                                             5,275

   5,055    West Contra Costa, California, Unified School District,
            Capital Appreciation, GO (Election of 2002), Series C,
            4.849%** due 8/01/2027 (g)                                    1,693


Puerto Rico--4.1%

   2,140    Puerto Rico Commonwealth Highway and
            Transportation Authority, Highway Revenue Bonds,
            Series Y, 5.50% due 7/01/2006 (b)(h)                          2,207

            Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation
            Revenue Bonds, Series A:
   9,750         4.66%** due 7/01/2033 (g)                                2,484
   9,750         4.77%** due 7/01/2043 (a)                                1,494

   6,500    Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series NN, 5.125% due 7/01/2029                        6,731


U.S. Virgin Islands--1.1%

   3,000    Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT,
            6.50% due 7/01/2021                                           3,380

            Total Municipal Bonds
            (Cost--$463,744)--152.7%                                    479,039



   Shares
     Held   Short-Term Securities

     817    CMA California Municipal Money Fund (k)                         817

            Total Short-Term Securities
            (Cost--$817)--0.3%                                              817

Total Investments (Cost--$464,561*)--153.0%                             479,856
Other Assets Less Liabilities--2.8%                                       8,868
Preferred Stock, at Redemption Value--(55.8%)                         (175,016)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  313,708
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       464,516
                                                    ===============
    Gross unrealized appreciation                   $        18,033
    Gross unrealized depreciation                           (2,693)
                                                    ---------------
    Net unrealized appreciation                     $        15,340
                                                    ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) GNMA Collateralized.

(g) FGIC Insured.

(h) Prerefunded.

(i) Escrowed to maturity.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund           (42)           $33

    See Notes to Financial Statements



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                     MuniYield California Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California--140.0%

 $ 7,000    ABAG Finance Authority for Nonprofit Corporations,
            California, COP (Children's Hospital Medical Center),
            6% due 12/01/2029 (a)                                    $    7,690

   2,350    Alameda, California, GO, 5% due 8/01/2033 (f)                 2,424

   5,665    Alhambra, California, Unified School District, GO
            (Election of 2004), Series A, 5% due 8/01/2029 (b)            5,882

   3,580    Anaheim, California, Public Financing Authority,
            Electric System Distribution Facilities Revenue Bonds,
            Series A, 5% due 10/01/2031 (e)                               3,664

   2,400    Anaheim, California, Union High School District, GO
            (Election of 2002), 5% due 8/01/2027 (f)                      2,479

   3,675    Bakersfield, California, COP, Refunding (Convention
            Center Expansion Project), 5.80% due 4/01/2017 (f)            3,842

     255    Bay Area Government Association, California, Tax
            Allocation Revenue Refunding Bonds (California
            Redevelopment Agency Pool), Series A, 6%
            due 12/15/2024 (e)                                              258

   3,990    Brentwood, California, Infrastructure Refinancing
            Authority, Infrastructure Revenue Refunding Bonds,
            Series A, 5.20% due 9/02/2029 (e)                             4,152

            California Community College Financing Authority,
            Lease Revenue Bonds, Series A (f):
   3,215         5.95% due 12/01/2022                                     3,563
   1,100         6% due 12/01/2029                                        1,221

   5,000    California Educational Facilities Authority Revenue
            Bonds (University of San Diego), Series A, 5.50%
            due 10/01/2032                                                5,244

  13,425    California Educational Facilities Authority, Student
            Loan Revenue Bonds (CalEdge Loan Program), AMT,
            5.55% due 4/01/2028 (a)                                      13,890

   2,100    California HFA, Home Mortgage Revenue Bonds,
            VRDN, AMT, Series B, 2.75% due 8/01/2033 (e)(i)               2,100

   2,750    California Health Facilities Financing Authority
            Revenue Bonds (Kaiser Permanente), Series A,
            5.50% due 6/01/2022 (e)(j)                                    2,926

            California Rural Home Mortgage Finance Authority,
            S/F Mortgage Revenue Bonds (Mortgage-Backed
            Securities Program), AMT:
     680         Series A, 6.35% due 12/01/2029 (c)(d)                      690
      75         Series A-1, 6.90% due 12/01/2024 (c)(m)                     78
     305         Series B, 6.25% due 12/01/2031 (d)                         306

  12,680    California State Department of Veteran Affairs, Home
            Purpose Revenue Refunding Bonds, Series A, 5.35%
            due 12/01/2027 (a)                                           13,123

   7,500    California State Department of Water Resources,
            Power Supply Revenue Bonds, Series A, 5.75%
            due 5/01/2017                                                 8,244

     860    California State, GO, 6.25% due 10/01/2019 (f)                  871

            California State, GO, Refunding:
   9,935         DRIVERS, AMT, Series 239, 8.375%
                 due 12/01/2032 (a)(h)                                   10,517
   3,000         Series BX, 5.50% due 12/01/2031 (e)                      3,046



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 4,530    California State Public Works Board, Lease Revenue
            Bonds (Department of Corrections--Ten
            Administrative Segregation Housing Units),
            Series A, 5.25% due 3/01/2020 (a)                         $   4,784

  16,675    California State Public Works Board, Lease Revenue
            Refunding Bonds (Department of Corrections), Series B,
            5.625% due 11/01/2016 (f)                                    17,413

   5,950    California State, Various Purpose, GO, 5.50%
            due 11/01/2033                                                6,377

   4,100    California Statewide Communities Development
            Authority, COP (Kaiser Permanente), 5.30%
            due 12/01/2015 (e)(j)                                         4,242

   3,685    California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A, 6% due 10/01/2023                 4,042

   8,155    Calleguas-Las Virgenes, California, Public Financing
            Authority Revenue Bonds (Calleguas Municipal Water
            District Project), Series A, 5% due 7/01/2033 (f)             8,363

   6,000    Capistrano, California, Unified School District,
            Community Facility District, Special Tax Refunding
            Bonds, 5% due 9/01/2029 (b)                                   6,193

            Ceres, California, Redevelopment Agency, Tax
            Allocation Bonds (Ceres Redevelopment Project Area
            Number 1) (f):
   4,600         5.75% due 11/01/2030                                     5,078
   4,000         5% due 11/01/2033                                        4,119

   6,000    Chaffey, California, Union High School District, GO,
            Series C, 5.375% due 5/01/2023 (e)                            6,510

   5,910    Chula Vista, California, Elementary School District, COP,
            5% due 9/01/2029 (f)                                          6,084

   2,540    Coalinga, California, Redevelopment Agency Tax
            Allocation Bonds, 5.90% due 9/15/2025 (f)                     2,853

   2,000    Compton, California, Unified School District, GO
            (Election of 2002), Series B, 5% due 6/01/2029 (f)            2,069

   4,135    Contra Costa, California, Water District, Water Revenue
            Refunding Bonds, Series L, 5% due 10/01/2032 (e)              4,242

  12,180    Contra Costa County, California, COP, Refunding
            (Merrithew Memorial Hospital Project), 5.375%
            due 11/01/2017 (f)                                           12,887

   8,500    Corona, California, COP (Clearwater Cogeneration
            Project), 5% due 9/01/2028 (f)                                8,715

   2,000    Coronado, California, Community Development
            Agency, Tax Allocation Bonds (Coronado Community
            Development Project), 5.60% due 9/01/2030 (f)                 2,171

  10,000    East Bay, California, Municipal Utility District, Water
            System Revenue Bonds, Sub-Series A, 5%
            due 6/01/2035 (f)                                            10,330

            El Monte, California, School District, GO, Series B (b):
   3,025         5.375% due 5/01/2022                                     3,282
   2,525         5.375% due 5/01/2027                                     2,733



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                     MuniYield California Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 9,045    El Monte, California, Unified School District, GO,
            (Election of 2002) Series B, 5% due 3/01/2029 (f)        $    9,379

            Fremont, California, Unified School District, Alameda
            County, GO:
   6,000         (Election of 2002), Series B, 5% due 8/01/2030 (e)       6,220
  10,755         Series A, 5.50% due 8/01/2026 (b)                       11,783

   4,295    Fresno, California, Joint Powers Financing Authority,
            Lease Revenue Bonds, Series A, 5.75%
            due 6/01/2026 (e)                                             4,701

   4,390    Glendale, California, Electric Revenue Bonds, 5%
            due 2/01/2032 (f)                                             4,499

   3,810    Hercules, California, Redevelopment Agency, Tax
            Allocation Refunding Bonds (Hercules Merged Project
            Area), 5% due 8/01/2029 (a)                                   3,916

            Hesperia, California, Community Redevelopment Agency,
            Tax Allocation Bonds, Series A (k):
   5,000         5% due 9/01/2025                                         5,160
   3,840         5% due 9/01/2035                                         3,921

   1,910    Imperial, California, Community College District, GO
            (Election of 2004), 5% due 8/01/2026 (b)                      1,984

   2,500    La Quinta, California, Financing Authority, Local Agency
            Revenue Bonds, Series A, 5.25% due 9/01/2024 (a)              2,673

   4,500    Lancaster, California, Redevelopment Agency,
            Subordinate Tax Allocation Refunding Bonds
            (Combined Redevelopment Project Areas--Housing
            Programs), Series B, 5% due 8/01/2034 (b)                     4,598

   3,800    Las Lomitas, California, School District, GO
            (Election of 2001), 5.50% due 7/01/2012 (e)(g)                4,245

   3,050    Little Lake, California, City School District, GO,
            Refunding, 5.50% due 7/01/2025 (e)                            3,362

  10,260    Lodi, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2029 (e)                     10,585

   7,575    Long Beach, California, Harbor Revenue Bonds, RIB,
            AMT, Series 786-X, 7.80% due 5/15/2024 (h)                    8,204

   2,735    Long Beach, California, Harbor Revenue Refunding
            Bonds, AMT, Series A, 5% due 5/15/2022 (f)                    2,819

  10,000    Los Angeles, California, Community Redevelopment
            Agency, Community Redevelopment Financing Authority
            Revenue Bonds (Bunker Hill Project), Series A, 5%
            due 12/01/2027 (e)                                           10,316

            Los Angeles, California, Department of Airports,
            Airport Revenue Bonds, AMT (b):
     290         (Los Angeles International Airport), Series D,
                 5.625% due 5/15/2012                                       293
   2,500         (Ontario International Airport), Series A, 6%
                 due 5/15/2017                                            2,556

            Los Angeles, California, Harbor Department Revenue
            Bonds, AMT (f)(h):
   7,365         RIB, Series 349, 9.50% due 11/01/2026                    7,896
   7,000         Trust Receipts, Class R, Series 7, 9.43%
                 due 11/01/2026                                           7,505



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 7,000    Los Angeles, California, Unified School District, GO,
            Series E, 5% due 7/01/2030 (a)                           $    7,255

   3,165    Los Angeles, California, Water and Power Revenue
            Refunding Bonds (Power System), Series A-A-2, 5.375%
            due 7/01/2021 (f)                                             3,384

            Los Angeles County, California, Metropolitan
            Transportation Authority, Sales Tax Revenue
            Refunding Bonds:
   5,240         Proposition A, First Tier Senior-Series A, 5%
                 due 7/01/2027 (a)                                        5,447
   6,500         Proposition A, First Tier Senior-Series A, 5%
                 due 7/01/2035 (a)                                        6,716
   2,000         Proposition C, Second Tier Senior-Series A, 5.25%
                 due 7/01/2030 (b)                                        2,111

   5,000    Los Angeles County, California, Public Works Financing
            Authority, Lease Revenue Refunding Bonds (Master
            Refunding Project), Series A, 5% due 12/01/2028 (f)           5,168

   4,850    Los Angeles County, California, Sanitation Districts
            Financing Authority, Revenue Refunding Bonds (Capital
            Projects--District Number 14), Sub-Series B, 5%
            due 10/01/2034 (b)                                            5,008

   5,830    Los Gatos, California, Joint Union High School
            District, GO (Election of 1998), Series C, 5.375%
            due 6/01/2012 (e)(g)                                          6,466

   3,000    Los Rios, California, Community College District, GO
            (Election of 2002), Series B, 5% due 8/01/2027 (f)            3,105

            Metropolitan Water District of Southern California,
            Waterworks Revenue Bonds:
   5,370         Series B-1, 5% due 10/01/2033 (b)                        5,525
   1,090         Series B-3, 5% due 10/01/2029 (f)                        1,129

   4,245    Nevada County, California, COP, Refunding, 5.25%
            due 10/01/2019 (f)                                            4,517

   2,000    New Haven, California, Unified School District, GO,
            Refunding, 5.75% due 8/01/2020 (e)                            2,216

   2,720    Oakland, California, GO (Measure DD), Series A, 5%
            due 1/15/2026 (f)                                             2,809

   2,000    Oakland, California, State Building Authority, Lease
            Revenue Bonds (Elihu M. Harris State Office Building),
            Series A, 5.50% due 4/01/2014 (a)                             2,118

   1,245    Orange County, California, Airport Revenue Refunding
            Bonds, AMT, 5.625% due 7/01/2012 (f)                          1,308

   6,360    Orange County, California, Public Financing Authority,
            Lease Revenue Refunding Bonds (Juvenile Justice
            Center Facility), 5.375% due 6/01/2018 (a)                    6,916

  16,920    Orange County, California, Recovery COP, Refunding,
            Series A, 6% due 7/01/2006 (f)(g)                            17,586

  10,000    Oxnard, California, Financing Authority, Wastewater
            Revenue Bonds (Redwood Trunk Sewer and Headworks
            Projects), Series A, 5.25% due 6/01/2034 (b)                 10,577

   9,645    Oxnard, California, Unified High School District, GO,
            Refunding, Series A, 6.20% due 8/01/2030 (f)                 11,137



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                     MuniYield California Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California (continued)

 $ 1,275    Palm Springs, California, Financing Authority, Lease
            Revenue Refunding Bonds (Convention Center Project),
            Series A, 5.50% due 11/01/2035 (f)                       $    1,393

   4,640    Palmdale, California, Water District Public Facility
            Corporation, COP, 5% due 10/01/2029 (b)                       4,778

   5,000    Placentia-Yorba Linda, California, Unified School
            District, GO (Election of 2002), Series C, 5%
            due 8/01/2029 (f)                                             5,191

  10,000    Port of Oakland, California, RITR, AMT, Class R,
            Series 5, 8.465% due 11/01/2012 (b)(h)                       11,423

   7,500    Port of Oakland, California, Revenue Bonds, AMT,
            Series K, 5.75% due 11/01/2029 (b)                            7,991

  19,035    Port of Oakland, California, Revenue Refunding
            Bonds, AMT, Series L, 5.375% due 11/01/2027 (b)              19,955

            Rio Hondo, California, Community College District,
            GO, Series A (f):
   3,000         5% due 8/01/2026                                         3,116
   3,500         5.25% due 6/01/2029                                      3,722

   3,000    Riverside, California, COP, 5% due 9/01/2028 (a)              3,082

   6,000    Riverside, California, Unified School District, GO
            (Election of 2001), Series A, 5.25% due 2/01/2023 (b)         6,429

   4,500    Riverside County, California, Asset Leasing Corporation,
            Leasehold Revenue Refunding Bonds (Riverside County
            Hospital Project), Series B, 5.70% due 6/01/2016 (f)          5,040

   2,565    Saddleback Valley, California, Unified School District,
            GO, 5% due 8/01/2029 (e)                                      2,655

            San Benito, California Health Care District, GO (k):
   3,445         5% due 7/01/2029                                         3,541
   4,070         5% due 7/01/2031                                         4,170

   5,000    San Bernardino, California, City Unified School District,
            GO, Series A, 5% due 8/01/2028 (e)                            5,172

     690    San Bernardino County, California, S/F Home Mortgage
            Revenue Refunding Bonds, AMT, Series A-1, 6.25%
            due 12/01/2031 (d)                                              691

   2,665    San Diego, California, Community College District, GO
            (Election of 2002), 5% due 5/01/2030 (e)                      2,761

            San Diego County, California, COP (Salk Institute for
            Bio Studies) (f):
   3,570         5.75% due 7/01/2022                                      3,935
   5,200         5.75% due 7/01/2031                                      5,724

   7,350    San Diego County, California, Water Authority, Water
            Revenue Bonds, COP, Series A, 5% due 5/01/2030 (e)            7,586

            San Francisco, California, Bay Area Rapid Transit District,
            Sales Tax Revenue Refunding Bonds, Series A (f):
   9,630         5% due 7/01/2030                                         9,981
  10,500         5% due 7/01/2034                                        10,853

   3,000    San Francisco, California, City and County Airport
            Commission, International Airport Revenue Bonds,
            Second Series, Issue 12-B, 5.625% due 5/01/2021 (b)           3,065



     Face
   Amount   Municipal Bonds                                            Value

California (continued)

            San Francisco, California, City and County Airport
            Commission, International Airport Revenue Refunding
            Bonds, Second Series 28B (f):
 $ 3,000         5.25% due 5/01/2023                                 $    3,189
   6,455         5.25% due 5/01/2024                                      6,858

            San Francisco, California, City and County Airport
            Commission, International Airport, Special Facilities
            Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
            Series A (e):
   1,000         6.10% due 1/01/2020                                      1,066
     985         6.125% due 1/01/2027                                     1,051

            San Francisco, California, Community College District,
            GO, Refunding, Series A (b):
   1,735         5.375% due 6/15/2019                                     1,885
   1,730         5.375% due 6/15/2020                                     1,865
   1,925         5.375% due 6/15/2021                                     2,075

   4,135    San Jose, California, Airport Revenue Bonds, Series D,
            5% due 3/01/2028 (f)                                          4,254

   3,650    San Jose, California, Redevelopment Agency, Tax
            Allocation Bonds, RIB, AMT, Series 149, 8.70%
            due 8/01/2027 (f)(h)                                          4,056

   4,250    San Juan, California, Unified School District, GO
            (Election of 2002), 5% due 8/01/2028 (f)                      4,387

   1,700    San Mateo County, California, Community College
            District, COP, 5% due 10/01/2029 (f)                          1,750

   4,350    San Mateo County, California, Transit District, Sales
            Tax Revenue Refunding Bonds, Series A, 5%
            due 6/01/2029 (f)                                             4,514

   2,595    Santa Clara, California, Redevelopment Agency, Tax
            Allocation Bonds (Bayshore North Project), Series A,
            5.25% due 6/01/2019 (a)                                       2,770

   5,500    Santa Clara, California, Subordinated Electric Revenue
            Bonds, Series A, 5% due 7/01/2028 (f)                         5,676

   1,100    Santa Clara Valley, California, Water District, Water
            Utility System Revenue, Series A, 5.125%
            due 6/01/2031 (b)                                             1,146

            Santa Rosa, California, High School District, GO:
   3,000         5.375% due 8/01/2026 (e)                                 3,234
   2,500         (Election of 2002), 5% due 8/01/2028 (f)                 2,581

   6,750    Shasta, California, Joint Powers Financing Authority,
            Lease Revenue Bonds (County Administration Building
            Project), Series A, 5% due 4/01/2033 (f)                      6,896

            South Tahoe, California, Joint Powers Financing
            Authority, Revenue Refunding Bonds (South Tahoe
            Redevelopment Project Area No. 1), Series A:
   1,645         5% due 10/01/2029 (e)                                    1,694
   5,830         5% due 10/01/2034 (e)                                    5,971
   5,455         5% due 10/01/2035 (a)                                    5,596

   5,000    Southern California Public Power Authority, Power
            Project Revenue Bonds (Magnolia Power Project),
            Series A-1, 5% due 7/01/2033 (a)                              5,137



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                     MuniYield California Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

 $ 1,055    Stockton, California, Public Financing Revenue
            Refunding Bonds, Series A, 5.875% due 9/02/2016 (e)       $   1,057

   2,660    Sweetwater, California, Union High School District,
            Public Financing Authority, Special Tax Revenue Bonds,
            Series A, 5% due 9/01/2027 (e)                                2,743

   1,500    Tehachapi, California, COP, Refunding (Installment
            Sale), 5.75% due 11/01/2016 (e)                               1,693

   6,000    Tracy, California, Community Development Agency,
            Tax Allocation Refunding Bonds, Series A, 5%
            due 3/01/2034 (a)                                             6,128

   3,000    Turlock, California, Public Finance Authority, Sewer
            Revenue Bonds, Series A, 5% due 9/15/2033 (b)                 3,086

            University of California Revenue Bonds :
   8,720         (Multiple Purpose Projects), Series Q, 5%
                 due 9/01/2024 (e)                                        9,045
   6,110         (Multiple Purpose Projects), Series Q, 5%
                 due 9/01/2033 (e)                                        6,285
   4,790         Series O, 5.125% due 9/01/2031 (b)                       4,949

   6,130    Vacaville, California, Unified School District, GO
            (Election of 2001), 5.25% due 8/01/2012 (e)(g)                6,762

   3,395    Ventura County, California, Community College
            District, GO, Refunding, Series A, 5% due 8/01/2027 (f)       3,507

   2,550    Vista, California, Unified School District, GO, Series B,
            5% due 8/01/2028 (b)                                          2,632

   2,185    Walnut, California, Public Financing Authority, Tax
            Allocation Revenue Bonds (Walnut Improvement
            Project), 5.375% due 9/01/2021 (a)                            2,349

   6,690    West Contra Costa, California, Unified School District,
            GO (Election of 2002), Series B, 5% due 8/01/2032 (e)         6,860



     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--9.8%

            Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation Revenue
            Bonds, Series A (a):
 $20,000         4.56%** due 7/01/2029                                $   6,264
   5,500         4.77%** due 7/01/2043                                      843

   8,410    Puerto Rico Commonwealth, Public Improvement,
            GO, 5.75% due 7/01/2010 (f)(g)                                9,203

   1,000    Puerto Rico Electric Power Authority, Power
            Revenue Bonds, Series NN, 5.125%
            due 7/01/2029                                                 1,036

  10,000    Puerto Rico Municipal Finance Agency, GO, RIB,
            Series 225, 8.53% due 8/01/2012 (e)(h)                       11,797

  20,000    Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E, 5.75%
            due 2/01/2007 (g)                                            20,635

            Total Municipal Bonds
            (Cost--$738,685)--149.8%                                    762,589



   Shares
     Held   Short-Term Securities

        7   CMA California Municipal Money Fund (l)                           7

            Total Short-Term Securities
            (Cost--$7)--0.0%                                                  7

Total Investments (Cost--$738,692*)--149.8%                             762,596
Other Assets Less Liabilities--4.2%                                      21,489
Preferred Stock, at Redemption Value--(54.0%)                         (275,019)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  509,066
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       738,662
                                                    ===============
    Gross unrealized appreciation                   $        27,659
    Gross unrealized depreciation                           (3,725)
                                                    ---------------
    Net unrealized appreciation                     $        23,934
                                                    ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) Escrowed to maturity.

(k) XL Capital Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA California Municipal Money Fund           (26)           $19

(m) GNMA Collateralized.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                                      MuniYield Florida Fund


     Face
   Amount   Municipal Bonds                                            Value

Florida--129.4%

 $ 2,100    Alachua County, Florida, School Board, COP, 5.25%
            due 7/01/2029 (a)                                        $    2,232

   2,000    Beacon Tradeport Community Development District,
            Florida, Special Assessment Revenue Refunding
            Bonds (Commercial Project), Series A, 5.625%
            due 5/01/2032 (k)                                             2,134

   2,870    Broward County, Florida, Airport System Revenue
            Bonds, AMT, Series I, 5.75% due 10/01/2018 (a)                3,129

   1,000    Broward County, Florida, Educational Facilities Authority
            Revenue Bonds (Nova Southeastern University), Series B,
            5.625% due 4/01/2034                                          1,036

            Citrus County, Florida, Hospital Board Revenue
            Refunding Bonds (Citrus Memorial Hospital):
   2,385         6.25% due 8/15/2023                                      2,586
   2,850         6.375% due 8/15/2032                                     3,071

   3,160    Collier County, Florida, IDA, IDR, Refunding (Southern
            States Utilities), AMT, 6.50% due 10/01/2025                  3,256

   1,650    Duval County, Florida, HFA, S/F Mortgage Revenue
            Refunding Bonds, AMT, 5.40% due 10/01/2021 (d)(i)             1,673

   6,180    Flagler County, Florida, Capital Improvement Revenue
            Bonds, 5% due 10/01/2030 (b)                                  6,380

     635    Florida Housing Finance Corporation, Homeowner
            Mortgage Revenue Refunding Bonds, AMT, Series 4,
            6.25% due 7/01/2022 (e)                                         658

            Florida Municipal Loan Council Revenue Bonds (b):
   1,580         Series A-1, 5.125% due 7/01/2034                         1,638
   4,250         Series B, 5.375% due 11/01/2030                          4,501

   1,220    Florida State Board of Education, Capital Outlay, GO,
            Public Education, Series A, 6% due 1/01/2010 (f)              1,349

   2,500    Florida State Board of Education, GO (Public Education
            Capital Outlay), Series J, 5% due 6/01/2031                   2,577

   1,000    Florida State Board of Education, Lottery Revenue
            Bonds, Series A, 6% due 7/01/2014 (c)                         1,110

   1,000    Florida State Governmental Utility Authority, Utility
            Revenue Bonds (Lehigh Utility System), 5.125%
            due 10/01/2033 (a)                                            1,037

   1,075    Gainesville, Florida, Utilities System Revenue Bonds,
            Series A, 5.25% due 10/01/2022                                1,159

   5,900    Highlands County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health System),
            Series A, 6% due 11/15/2031                                   6,318

            Hillsborough County, Florida, Court Facilities Revenue
            Bonds (f):
   3,945         5.40% due 5/01/2007 (a)                                  4,154
   1,055         5.40% due 5/01/2012                                      1,161

            Hillsborough County, Florida, IDA, Exempt Facilities
            Revenue Bonds (National Gypsum), AMT:
   2,500         Series A, 7.125% due 4/01/2030                           2,772
   3,750         Series B, 7.125% due 4/01/2030                           4,157

   1,000    Hillsborough County, Florida, IDA, Hospital Revenue
            Bonds (H. Lee Moffitt Cancer Center Project), Series C,
            5.50% due 7/01/2032                                           1,025

   1,500    Hillsborough County, Florida, School Board, COP, 5%
            due 7/01/2029 (b)                                             1,547



     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

 $ 4,000    Hillsborough County, Florida, School District, Sales
            Tax Revenue Refunding Bonds, 5.375%
            due 10/01/2011 (a)(f)                                    $    4,366

  12,000    Jacksonville Electric Authority, Florida, Water and
            Sewer System Revenue Bonds, Series C, 5.25%
            due 10/01/2006 (b)(f)                                        12,241

   1,000    Jacksonville, Florida, Economic Development
            Commission, Health Care Facilities Revenue
            Bonds (Mayo Clinic--Jacksonville), Series A,
            5.50% due 11/15/2036 (b)                                      1,075

   1,140    Jacksonville, Florida, Economic Development
            Commission, IDR (Metropolitan Parking Solutions
            Project), 5.50% due 10/01/2030 (g)                            1,193

   1,500    Jacksonville, Florida, Excise Taxes Revenue Bonds,
            Series B, 5.125% due 10/01/2032 (c)                           1,550

   2,315    Jacksonville, Florida, Guaranteed Entitlement Revenue
            Refunding and Improvement Bonds, 5.25%
            due 10/01/2032 (c)                                            2,428

   1,000 Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Bonds (Southern Baptist Hospital), VRDN,
            Series A, 2.70% due 8/15/2033 (o)                             1,000

   3,500    Lakeland, Florida, Hospital System Revenue Bonds
            (Lakeland Regional Health System), Series A, 5.50%
            due 11/15/2026 (b)                                            3,737

   2,075    Lee County, Florida, Capital Revenue Bonds, 5.25%
            due 10/01/2023 (a)                                            2,230

      65    Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
            (Multi-County Program), AMT, Series A-1, 7.125%
            due 3/01/2028 (d)(i)                                             66

   1,000    Lee County, Florida, Transportation Facilities Revenue
            Bonds (Sanibel Bridges and Causeway), Series B, 5%
            due 10/01/2035 (m)                                            1,025

     170    Leon County, Florida, HFA, S/F Mortgage Revenue
            Bonds (Multi-County Program), AMT, Series B, 7.30%
            due 1/01/2028 (d)(j)                                            171

     260    Manatee County, Florida, HFA, S/F Mortgage Revenue
            Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026 (d)(j)            265

     290    Manatee County, Florida, HFA, S/F Mortgage Revenue
            Refunding Bonds, AMT, Sub-Series 1, 6.25%
            due 11/01/2028 (d)                                              294

            Martin County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Martin Memorial Medical
            Center), Series A:
   1,350         5.75% due 11/15/2022                                     1,443
   3,535         5.875% due 11/15/2032                                    3,756

   3,000    Miami Beach, Florida, Water and Sewer Revenue
            Bonds, 5.75% due 9/01/2025 (a)                                3,285

            Miami-Dade County, Florida, Aviation Revenue Bonds,
            AMT, Series A:
   4,335         5% due 10/01/2033 (e)                                    4,380
   4,300         (Miami International Airport), 6%
                 due 10/01/2029 (c)                                       4,687
     465         (Miami International Airport), 5%
                 due 10/01/2033 (c)                                         470


ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                                      MuniYield Florida Fund


     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

 $ 1,490    Miami-Dade County, Florida, Aviation Revenue
            Refunding Bonds (Miami International Airport), AMT,
            Series A, 5% due 10/01/2038 (m)                          $    1,491

   1,750    Miami-Dade County, Florida, Educational Facilities
            Authority Revenue Bonds (University of Miami),
            Series A, 5.75% due 4/01/2029 (a)                             1,905

            Miami-Dade County, Florida, Expressway Authority,
            Toll System Revenue Bonds (c):
   8,000         DRIVERS, Series 160, 9.737% due 7/01/2010 (f)(n)        10,026
   3,750         Series B, 5% due 7/01/2033                               3,856

            Miami-Dade County, Florida, GO (Building Better
            Communities Program) (c):
   2,750         5% due 7/01/2030                                         2,848
   2,000         5% due 7/01/2035                                         2,065

     545    Miami-Dade County, Florida, HFA, Home Ownership
            Mortgage Revenue Refunding Bonds, AMT,
            Series A-1, 6.30% due 10/01/2020 (d)(i)                         567

   3,300    Miami-Dade County, Florida, Health Facilities
            Authority, Hospital Revenue Refunding Bonds,
            DRIVERS, Series 208, 8.237% due 8/15/2017 (a)(n)              3,858

   3,265    Miami-Dade County, Florida, Public Facilities Revenue
            Bonds (Jackson Health System), Series A, 5%
            due 6/01/2029 (b)                                             3,363

   3,200    Miami-Dade County, Florida, School Board COP,
            Series A, 5.50% due 10/01/2009 (e)(f)                         3,448

   2,800    Miami-Dade County, Florida, Solid Waste System
            Revenue Bonds, 5.25% due 10/01/2030 (b)                       2,987

            Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds:
   1,750         (Adventist Health System), 6.25%
                 due 11/15/2024                                           1,923
   5,140         (Orlando Regional Healthcare), 6%
                 due 12/01/2028                                           5,513

  10,500    Orange County, Florida, School Board, COP, Series A,
            5.25% due 8/01/2023 (b)                                      11,077

   8,615    Orange County, Florida, Tourist Development, Tax
            Revenue Bonds, 5.50% due 10/01/2032 (a)                       9,248

            Orlando and Orange County, Florida, Expressway
            Authority Revenue Bonds, Series B (a):
   3,000         5% due 7/01/2030                                         3,088
   7,335         5% due 7/01/2035                                         7,522

   1,000    Orlando, Florida, Utilities Commission, Water and
            Electric Revenue Refunding Bonds, Series C, 5.25%
            due 10/01/2023                                                1,070

   1,955    Osceola County, Florida, School Board, COP, Series A,
            5.25% due 6/01/2027 (a)                                       2,061

   1,760    Osceola County, Florida, Tourist Development Tax
            Revenue Bonds, Series A, 5.50% due 10/01/2027 (c)             1,908

   1,000    Palm Bay, Florida, Utility System Improvement Revenue
            Bonds, Series A, 5% due 10/01/2025 (c)                        1,045

   3,390    Palm Beach County, Florida, Criminal Justice Facilities
            Revenue Bonds, 7.20% due 6/01/2015 (c)                        4,247

     150    Palm Beach County, Florida, HFA, S/F Mortgage
            Revenue Refunding Bonds, AMT, Series A, 6.80%
            due 10/01/2027 (d)(i)                                           152



     Face
   Amount   Municipal Bonds                                            Value

Florida (continued)

 $ 1,260    Palm Beach County, Florida, Public Improvement
            Revenue Bonds (Convention Center Project), 5.625%
            due 11/01/2011 (c)(f)                                    $    1,394

   6,000    Palm Beach County, Florida, School Board, COP,
            Series A, 6.25% due 8/01/2010 (c)(f)                          6,768

   1,435    Palm Coast, Florida, Utility System Revenue Bonds, 5%
            due 10/01/2027 (b)                                            1,480

            Pinellas County, Florida, HFA, S/F Housing Revenue
            Refunding Bonds (Multi-County Program), AMT,
            Series A-1 (d)(i):
     570         6.30% due 9/01/2020                                        574
     870         6.35% due 9/01/2025                                        877

   3,000    Pinellas County, Florida, Health Facilities Authority
            Revenue Bonds (BayCare Health System Inc.), 5.75%
            due 11/15/2029                                                3,173

   3,200    Pinellas County, Florida, Health Facilities Authority
            Revenue Refunding Bonds (Pooled Hospital Loan
            Program), DATES, 2.69% due 12/01/2015 (a)(o)                  3,200

   4,385    Polk County, Florida, School Board COP, Master Lease,
            Series A, 5.50% due 1/01/2025 (e)                             4,731

   1,200    Port Everglades Authority, Florida, Port Revenue Bonds,
            7.125% due 11/01/2016 (h)                                     1,437

   1,000    Port St. Lucie, Florida, GO, 5% due 7/01/2032 (b)             1,033

   1,215    Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
            due 9/01/2025 (b)                                             1,299

   1,325    Reedy Creek, Florida, Improvement District, Utilities
            Revenue Bonds, Series 1, 5% due 10/01/2021 (a)                1,395

            Saint Johns County, Florida, Sales Tax Revenue
            Bonds, GO (a):
   1,200         Series A, 5.25% due 10/01/2034                           1,272
   1,015         Series B, 5.25% due 10/01/2032                           1,076

   1,000    Seminole County, Florida, Sales Tax Revenue Bonds,
            Series A, 5% due 10/01/2031 (b)                               1,035

   4,250    South Broward, Florida, Hospital District Revenue Bonds,
            DRIVERS, Series 337, 8.237% due 5/01/2032 (b)(n)              4,929

            South Lake County, Florida, Hospital District Revenue
            Bonds (South Lake Hospital Inc.):
   1,000         5.80% due 10/01/2034                                     1,036
   1,150         6.375% due 10/01/2034                                    1,230

   5,000    Tampa Bay, Florida, Water Utility System Revenue Bonds,
            5.75% due 10/01/2011 (c)(f)                                   5,557

            University of Central Florida (UCF) Athletics Association
            Inc., COP, Series A (c):
     875         5% due 10/01/2030                                          903
   3,235         5.25% due 10/01/2034                                     3,404

     270    University of Central Florida, COP (UCF Convocation
            Center), Series A, 5% due 10/01/2035 (c)                        276

            Village Center Community Development District, Florida, Recreational Revenue Bonds, Series A (b):
   1,385         5% due 11/01/2032                                        1,420
   1,995         5.375% due 11/01/2034                                    2,144
   1,000         5.125% due 11/01/2036                                    1,041



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                                      MuniYield Florida Fund


     Face
   Amount   Municipal Bonds                                            Value

Florida (concluded)

 $ 5,040    Village Center Community Development District,
            Florida, Utility Revenue Bonds, 5.125%
            due 10/01/2028 (b)                                       $    5,258

   5,000    Volusia County, Florida, School Board, COP (Master
            Lease Program), 5.50% due 8/01/2024 (e)                       5,347

   2,400    Winter Haven, Florida, Utility System Revenue Refunding
            and Improvement Bonds, 5% due 10/01/2035 (b)                  2,480


District of Columbia--0.5%

   1,000    Metropolitan Washington Airports Authority, D.C.,
            Airport System Revenue Bonds, AMT, Series A, 5.25%
            due 10/01/2032 (c)                                            1,026


Illinois--0.5%

   1,000    Chicago, Illinois, O'Hare International Airport, General
            Airport Revenue Bonds, Third Lien, AMT, Series D, 5%
            due 1/01/2034 (m)                                             1,007


Massachusetts--0.3%

     580    Massachusetts State School Building Authority,
            Dedicated Sales Tax Revenue Bonds, Series A, 5%
            due 8/15/2030 (e)                                               599


Nevada--1.3%

   2,505    Clark County, Nevada, IDR (Southwest Gas
            Corporation Project), Refunding, AMT, Series B,
            5% due 12/01/2033 (c)                                         2,525


New Jersey--3.5%

            New Jersey EDA, Cigarette Tax Revenue Bonds:
   3,500         5.50% due 6/15/2024                                      3,633
   1,735         5.75% due 6/15/2029                                      1,823
     505         5.50% due 6/15/2031                                        519

   1,000    Tobacco Settlement Financing Corporation of
            New Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                                 1,170



     Face
   Amount   Municipal Bonds                                            Value

Texas--1.6%

 $ 3,305    San Antonio, Texas, Convention Center Hotel Finance
            Corporation, Contract Revenue Empowerment Zone
            Bonds, AMT, Series A, 5% due 7/15/2034 (a)               $    3,331


Virginia--5.5%

  10,880    Tobacco Settlement Financing Corporation of
            Virginia, Asset-Backed Revenue Bonds, 5.50%
            due 6/01/2026                                                11,132


Puerto Rico--11.3%

   1,000    Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation
            Revenue Bonds, Series G, 5% due 7/01/2042                     1,002

            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation
            Revenue Refunding Bonds:
   8,000         Series D, 5.75% due 7/01/2012 (f)                        8,956
   4,800         Series K, 5% due 7/01/2040                               4,814

   2,000    Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I, 5%
            due 7/01/2036                                                 2,007

            Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E:
   1,715         5.70% due 2/01/2010 (f)                                  1,865
   4,025         5.50% due 8/01/2029                                      4,208

            Total Municipal Bonds
            (Cost--$297,118)--153.9%                                    310,976


   Shares
     Held   Short-Term Securities

     500    Merrill Lynch Institutional Tax-Exempt Fund (l)                 500

            Total Short-Term Securities
            (Cost--$500)--0.2%                                              500

Total Investments (Cost--$297,618*)--154.1%                             311,476
Other Assets Less Liabilities--0.3%                                         573
Preferred Shares, at Redemption Value--(54.4%)                        (110,007)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  202,042
                                                                     ==========


    Forward interest rate swaps outstanding as of October 31, 2005 were as follows:

                                                  Notional       Unrealized
                                                   Amount      Appreciation

    Pay a fixed rate of 3.779% and receive a floating rate based on 1-week USD Bond
    Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires November 2015                           $23,300        $    164

    Pay a fixed rate of 3.801% and receive a floating rate based on 1-week USD Bond
    Market Association Rate

    Broker, JPMorgan Chase Bank
    Expires January 2016                            $11,400              82
                                                                   --------
    Total                                                          $    246
                                                                   ========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       297,535
                                                    ===============
    Gross unrealized appreciation                   $        14,912
    Gross unrealized depreciation                             (971)
                                                    ---------------
    Net unrealized appreciation                     $        13,941
                                                    ===============



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                                      MuniYield Florida Fund


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) GNMA Collateralized.

(e) FSA Insured.

(f) Prerefunded.

(g) ACA Insured.

(h) Escrowed to maturity.

(i) FNMA Collateralized.

(j) FHLMC Collateralized.

(k) Radian Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund     (7,130)        $55

(m) CIFG Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                    MuniYield Michigan Insured Fund II, Inc.


     Face
   Amount   Municipal Bonds                                            Value

Michigan--146.2%

 $ 2,400    Adrian, Michigan, City School District, GO, 5%
            due 5/01/2034 (d)                                        $    2,467

            Anchor Bay, Michigan, School District, GO
            (School Building and Site) (c)(f):
   2,000         Series I, 6% due 5/01/2009                               2,168
   3,165         Series II, 5.75% due 5/01/2010                           3,460

   2,150    Bullock Creek, Michigan, School District, GO, 5.50%
            due 5/01/2010 (e)(f)                                          2,328

   1,000    Central Montcalm, Michigan, Public Schools, GO,
            5.75% due 5/01/2009 (e)(f)                                    1,077

   3,850    Charlotte, Michigan, Public School District, GO, 5.375%
            due 5/01/2009 (c)(f)                                          4,100

   2,420    Delta County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (Mead Westvaco--Escanaba),
            Series A, 6.25% due 4/15/2012 (f)                             2,764

            Detroit, Michigan, City School District (School
            Building and Site Improvement), GO, Series A (c)(f):
   2,000         5% due 5/01/2013                                         2,146
   1,480         5.375% due 5/01/2013                                     1,624

   1,850    Detroit, Michigan, Sewer Disposal Revenue Refunding
            Bonds, Second Lien, Series A, 5% due 7/01/2030 (e)            1,912

            Detroit, Michigan, Water Supply System Revenue
            Bonds:
   1,000         DRIVERS, Series 200, 8.487% due 7/01/2011 (c)(f)(g)      1,229
   4,600         Senior Lien, Series A, 5% due 7/01/2034 (e)              4,717
   2,000         Series B, 5.25% due 7/01/2032 (e)                        2,103
   4,400         Series B, 5% due 7/01/2034 (e)                           4,512

   2,500    Dickinson County, Michigan, Economic Development
            Corporation, Environmental Improvement Revenue
            Refunding Bonds (International Paper Company
            Project), Series A, 5.75% due 6/01/2016                       2,633

   2,170    Dickinson County, Michigan, Healthcare System,
            Hospital Revenue Refunding Bonds, 5.80%
            due 11/01/2024 (h)                                            2,270

            East Grand Rapids, Michigan, Public School District,
            GO (d)(f):
   1,610         5.75% due 5/01/2009                                      1,734
   6,300         6% due 5/01/2009                                         6,828

            Eaton Rapids, Michigan, Public Schools, School Building
            and Site, GO (d):
   2,000         5.25% due 5/01/2023                                      2,137
   1,000         5% due 5/01/2026                                         1,038
   1,250         5% due 5/01/2029                                         1,290

            Flint, Michigan, Hospital Building Authority Revenue
            Refunding Bonds (Hurley Medical Center), Series A (h):
     385         5.375% due 7/01/2020                                       394
     775         6% due 7/01/2020                                           839

   1,800    Fowlerville, Michigan, Community Schools, School
            District, GO, 5% due 5/01/2030 (c)                            1,854

   3,650    Gibraltar, Michigan, School District, School Building
            and Site, GO, 5% due 5/01/2028 (c)                            3,773



     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

            Grand Blanc, Michigan, Community Schools, GO (c):
 $ 1,000         5.625% due 5/01/2017                                $    1,097
   1,000         5.625% due 5/01/2018                                     1,097
   1,100         5.625% due 5/01/2019                                     1,206

            Grand Rapids, Michigan, Building Authority Revenue
            Bonds, Series A (a):
     665         5.50% due 10/01/2012 (f)                                   735
     805         5.50% due 10/01/2018                                       881
     190         5.50% due 10/01/2019                                       208

   1,500    Grand Rapids, Michigan, Sanitation Sewer System
            Revenue Refunding and Improvement Bonds, Series A,
            5.50% due 1/01/2022 (c)                                       1,693

     225    Harper Woods, Michigan, City School District,
            School Building and Site, GO, Refunding, 5%
            due 5/01/2034 (c)                                               231

   4,500    Hartland, Michigan, Consolidated School District, GO,
            6% due 5/01/2010 (c)(f)                                       4,956

   1,275    Haslett, Michigan, Public School District, Building and
            Site, GO, 5.625% due 11/01/2011 (e)(f)                        1,409

   2,000    Howell, Michigan, Public Schools, GO, 5.875%
            due 5/01/2009 (e)(f)                                          2,161

   2,660    Hudsonville, Michigan, Public Schools, School Building
            and Site, GO, 5% due 5/01/2029 (d)                            2,745

   3,975    Jackson, Michigan, Public Schools, GO, 5.375%
            due 5/01/2010 (c)(f)                                          4,283

   7,550    Kalamazoo, Michigan, Hospital Finance Authority,
            Hospital Facility Revenue Refunding Bonds (Bronson
            Methodist Hospital), 5.50% due 5/15/2008 (e)(f)               8,018

   3,000    Kent, Michigan, Hospital Finance Authority Revenue
            Bonds (Spectrum Health), Series A, 5.50%
            due 7/15/2011 (e)(f)                                          3,296

   1,440    Ludington, Michigan, Area School District, GO, 5.25%
            due 5/01/2023 (e)                                             1,548

   1,125    Michigan Higher Education Facilities Authority, Limited
            Obligation Revenue Bonds (Hillsdale College Project),
            5% due 3/01/2035                                              1,133

   1,000    Michigan Higher Education Facilities Authority, Limited
            Obligation Revenue Refunding Bonds (Hope College),
            Series A, 5.90% due 4/01/2032                                 1,043

            Michigan Higher Education Facilities Authority Revenue
            Refunding Bonds (College for Creative Studies):
     550         5.85% due 12/01/2022                                       563
   1,000         5.90% due 12/01/2027                                     1,022

   3,000    Michigan Higher Education Student Loan Authority,
            Student Loan Revenue Bonds, AMT, Series XVII-B,
            5.40% due 6/01/2018 (a)                                       3,085

            Michigan State Building Authority Revenue Bonds:
   1,185         (Facilities Program), Series II, 4.67%**
                 due 10/15/2009 (a)(b)                                    1,026
   1,675         (Facilities Program), Series II, 4.77%**
                 due 10/15/2010 (a)(b)                                    1,386
   2,675         GO, RIB, Series 481, 8.04% due 4/15/2009 (e)(g)          3,089



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                    MuniYield Michigan Insured Fund II, Inc.


     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

            Michigan State Building Authority, Revenue
            Refunding Bonds:
 $ 2,000         (Facilities Program), Series II, 5%
                 due 10/15/2029 (e)                                  $    2,061
   3,000         (Facilities Program), Series II, 5%
                 due 10/15/2033 (a)                                       3,095
   3,500         RIB, Series 517X, 8.04% due 10/15/2010 (d)(g)            4,149

            Michigan State COP:
   3,870         5.50% due 6/01/2010 (a)(f)                               4,124
   5,380         RIB, Series 530, 8.54% due 9/01/2011 (e)(g)              6,453

   1,500    Michigan State Comprehensive Transportation
            Revenue Refunding Bonds, Series A, 5.50%
            due 11/01/2018 (d)                                            1,635

     635    Michigan State, HDA, Rental Housing Revenue Bonds,
            AMT, Series A, 5.30% due 10/01/2037 (e)                         640

     115    Michigan State, HDA, Revenue Refunding Bonds, AMT,
            Series B, 5.50% due 6/01/2030 (e)                               118

   1,000    Michigan State Hospital Finance Authority, Hospital
            Revenue Bonds (Mid-Michigan Obligation Group),
            Series A, 5.50% due 4/15/2018 (a)                             1,065

            Michigan State Hospital Finance Authority, Hospital
            Revenue Refunding Bonds:
   1,300         (Crittenton Hospital), Series A, 5.625%
                 due 3/01/2027                                            1,361
   1,250         (Sparrow Obligation Group), 5.625%
                 due 11/15/2031 (e)                                       1,296

   2,000    Michigan State Hospital Finance Authority Revenue
            Bonds (Mercy Health Services), Series R, 5.375%
            due 8/15/2026 (a)(b)                                          2,043

            Michigan State Hospital Finance Authority, Revenue
            Refunding Bonds:
   7,090         5% due 11/15/2036 (e)                                    7,241
   8,000         (Ascension Health Credit), Series A, 6.125%
                 due 11/15/2009 (e)(f)                                    8,830
   2,500         (Ascension Health Credit), Series A, 6.125%
                 due 11/15/2009 (f)                                       2,759
   3,760         (Ascension Health Credit), Series A, 6.25%
                 due 11/15/2009 (e)(f)                                    4,171
   3,215         (Mercy Health Services), Series X, 6%
                 due 8/15/2009 (e)(f)                                     3,539
   1,000         (Mercy-Mount Clemens), Series A, 6%
                 due 5/15/2014 (e)                                        1,085
   2,000         (Mercy-Mount Clemens), Series A, 5.75%
                 due 5/15/2029 (e)                                        2,132
   5,500         (Trinity Health), Series A, 6% due 12/01/2027 (a)        6,082
   1,000         (Trinity Health Credit), Series C, 5.375%
                 due 12/01/2023                                           1,045
   3,450         (Trinity Health Credit), Series C, 5.375%
                 due 12/01/2030                                           3,599
   1,900         (Trinity Health Credit), Series D, 5% due 8/15/2034      1,931



     Face
   Amount   Municipal Bonds                                            Value

Michigan (continued)

            Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds:
 $ 8,000         (Detroit Edison Company), AMT, Series A, 5.55%
                 due 9/01/2029 (e)                                   $    8,367
   2,000         (Detroit Edison Company Fund--Pollution),
                 Series AA, 6.95% due 5/01/2011 (c)                       2,306
   3,200         (Detroit Edison Pollution Control), Series C, 5.45%
                 due 9/01/2029                                            3,304
   1,375         (Dow Chemical Company Project), AMT, 5.50%
                 due 12/01/2028                                           1,458

   6,500    Monroe County, Michigan, Economic Development
            Corp., Limited Obligation Revenue Refunding Bonds
            (Detroit Edison Co. Project), Series AA, 6.95%
            due 9/01/2022 (c)                                             8,358

   1,000    Plainwell, Michigan, Community Schools, School
            District, School Building and Site, GO, 5.50%
            due 11/01/2012 (d)(f)                                         1,100

   1,000    Pontiac, Michigan, Tax Increment Finance Authority,
            Revenue Refunding Bonds (Development Area
            Number 3), 5.375% due 6/01/2017 (h)                           1,041

   1,000    Reed, Michigan, City Public Schools, School Building
            and Site, GO, 5% due 5/01/2026 (d)                            1,038

   1,900    Rochester, Michigan, Community School District, GO,
            Series II, 5.50% due 11/01/2011 (e)(f)                        2,086

   1,500    Romulus, Michigan, Community Schools, GO, 5.75%
            due 5/01/2009 (c)(f)                                          1,616

            Saginaw Valley State University, Michigan, General
            Revenue Refunding Bonds (c):
   1,450         5% due 7/01/2024                                         1,508
   1,000         5% due 7/01/2034                                         1,028

   6,500    Saint Clair County, Michigan, Economic Revenue
            Refunding Bonds (Detroit Edison Company), RIB,
            Series 282, 9.79% due 8/01/2024 (a)(g)                        7,705

   2,650    South Lyon, Michigan, Community Schools, GO,
            Series A, 5.75% due 5/01/2010 (e)(f)                          2,897

            Southfield, Michigan, Public Schools, School Building
            and Site, GO, Series A (d):
   1,950         5.25% due 5/01/2027                                      2,074
   1,000         5% due 5/01/2029                                         1,032

   1,000    Sparta, Michigan, Area Schools, School Building and
            Site, GO, 5% due 5/01/2030 (c)                                1,030

   2,015    Sturgis, Michigan, Public School District, GO,
            Refunding, 5% due 5/01/2030 (c)                               2,081

   6,500    Wayne Charter County, Michigan, Airport Revenue
            Bonds (Detroit Metropolitan Wayne County), AMT,
            Series A, 5.375% due 12/01/2015 (e)                           6,820

   1,180    Wayne Charter County, Michigan, Detroit
            Metropolitan Airport, GO, Airport Hotel, Series A,
            5% due 12/01/2030 (e)                                         1,210



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                    MuniYield Michigan Insured Fund II, Inc.


     Face
   Amount   Municipal Bonds                                            Value

Michigan (concluded)

            Wayne County, Michigan, Airport Authority Revenue
            Bonds, AMT (e):
 $ 4,090         DRIVERS, Series 1081-Z, 7.458%
                 due 6/01/2013 (g)                                   $    4,452
   7,100         (Detroit Metropolitan Wayne County Airport), 5%
                 due 12/01/2034                                           7,189

   5,300    Wyoming, Michigan, Sewage Disposal System Revenue
            Bonds, 5% due 6/01/2030 (e)                                   5,475

   1,330    Zeeland, Michigan, Public Schools, School Building
            and Site, GO, 5% due 5/01/2029 (e)                            1,373


Puerto Rico--7.9%

   3,000    Puerto Rico Commonwealth Highway and Transportation
            Authority, Transportation Revenue Refunding Bonds,
            Series K, 5% due 7/01/2040                                    3,009

            Puerto Rico Commonwealth Infrastructure
            Financing Authority, Special Tax and Capital
            Appreciation Revenue Bonds, Series A:
   4,600         4.68%** due 7/01/2031 (c)                                1,297
  11,700         4.66%** due 7/01/2036 (a)                                2,560



     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico (concluded)

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
 $ 4,075         Series RR, 5% due 7/01/2035 (c)                     $    4,230
   2,270         Trust Receipts, Class R, Series 16 HH, 8.451%
                 due 7/01/2013 (d)(g)                                     2,736

            Total Municipal Bonds
            (Cost--$254,307)--154.1%                                    270,142



   Shares
     Held   Short-Term Securities

   6,613    CMA Michigan Municipal Money Fund (i)                         6,613

            Total Short-Term Securities
            (Cost--$6,613)--3.8%                                          6,613

Total Investments (Cost--$260,920*)--157.9%                             276,755
Liabilities in Excess of Other Assets--(1.4%)                           (2,448)
Preferred Stock, at Redemption Value--(56.5%)                          (99,043)
                                                                     ----------
Net Assets, Applicable to Common Stock--100.0%                       $  175,264
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       260,735
                                                    ===============
    Gross unrealized appreciation                   $        17,180
    Gross unrealized depreciation                           (1,160)
                                                    ---------------
    Net unrealized appreciation                     $        16,020
                                                    ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal Money Fund            2,447           $33

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments                                          (In Thousands)

                       MuniYield New York Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

New York--134.9%

 $23,790    Albany County, New York, Airport Authority, Airport
            Revenue Bonds, AMT, 6% due 12/15/2023 (c)                $   25,330

            Buffalo, New York, School, GO, Series D (b):
   1,250         5.50% due 12/15/2014                                     1,367
   1,500         5.50% due 12/15/2016                                     1,651

   4,300    Buffalo, New York, Sewer Authority, Revenue Refunding
            Bonds, Series F, 6% due 7/01/2013 (b)                         4,905

   1,700    Dutchess County, New York, Resource Recovery
            Agency Revenue Bonds (Solid Waste System-Forward),
            Series A, 5.40% due 1/01/2013 (d)                             1,845

            Erie County, New York, IDA, School Facility Revenue
            Bonds (City of Buffalo Project) (c):
   1,900         5.75% due 5/01/2020                                      2,101
   5,250         5.75% due 5/01/2024                                      5,698

            Huntington, New York, GO, Refunding (a):
     485         5.50% due 4/15/2011                                        530
     460         5.50% due 4/15/2012                                        510
     455         5.50% due 4/15/2013                                        503
     450         5.50% due 4/15/2014                                        501
     450         5.50% due 4/15/2015                                        503

   1,675    Ilion, New York, Central School District, GO, Series B,
            5.50% due 6/15/2010 (b)(e)                                    1,837

            Long Island Power Authority, New York, Electric System
            Revenue Bonds, Series A (a):
   7,000         5% due 9/01/2029                                         7,252
   8,500         5% due 9/01/2034                                         8,757

   2,600    Madison County, New York, IDA, Civic Facility Revenue
            Bonds (Colgate University Project), Series A, 5%
            due 7/01/2035 (a)                                             2,680

   2,000    Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Bonds, Series A,
            5.75% due 1/01/2008 (d)(e)                                    2,134

  10,000    Metropolitan Transportation Authority, New York,
            Commuter Facilities Revenue Refunding Bonds,
            Series B, 4.875% due 7/01/2018 (b)(h)                        10,305

            Metropolitan Transportation Authority, New York,
            Dedicated Tax Fund Revenue Bonds, Series A:
   7,280         5% due 11/15/2011 (b)(e)                                 7,831
   1,015         5% due 11/15/2032 (c)                                    1,041

  10,600    Metropolitan Transportation Authority, New York,
            Dedicated Tax Fund, Revenue Refunding Bonds,
            Series A, 5% due 11/15/2030 (d)                              10,904

            Metropolitan Transportation Authority, New York,
            Revenue Bonds:
   4,665         Series A, 5% due 11/15/2033 (a)                          4,821
   2,500         Series A, 4.50% due 11/15/2034 (a)                       2,408
   7,500         Series B, 5% due 11/15/2035 (d)                          7,751

            Metropolitan Transportation Authority, New York,
            Revenue Refunding Bonds:
  28,900         RIB, Series 724X, 8.55% due 11/15/2032 (c)(g)           35,201
   1,740         Series A, 5.125% due 11/15/2022 (b)                      1,836
   5,000         Series A, 5% due 11/15/2030 (c)                          5,143
   2,500         Series A, 5.25% due 11/15/2031 (b)                       2,635
   1,500         Series B, 5% due 11/15/2028 (d)                          1,553



     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $ 2,000    Metropolitan Transportation Authority, New York,
            Service Contract Revenue Refunding Bonds, Series A,
            5% due 7/01/2025 (b)                                     $    2,076

            Metropolitan Transportation Authority, New York,
            Transit Facilities Revenue Refunding Bonds,
            Series C (c)(e):
   2,885         5.125% due 1/01/2012                                     3,113
   1,640         5.125% due 7/01/2012                                     1,774

   3,000    Metropolitan Transportation Authority, New York,
            Transportation Revenue Bonds, Series A, 5%
            due 11/15/2032 (b)                                            3,086

            Metropolitan Transportation Authority, New York,
            Transportation Revenue Refunding Bonds, Series F (d):
   6,235         5.25% due 11/15/2027                                     6,649
   5,000         5% due 11/15/2031                                        5,134

            Monroe County, New York, IDA Revenue Bonds
            (Southview Towers Project), AMT:
   1,400         6.125% due 2/01/2020                                     1,510
   1,125         6.25% due 2/01/2031                                      1,217

   1,410    Montgomery County, New York, IDA, Lease Revenue
            Bonds (Hamilton Fulton Montgomery Board of
            Cooperative Educational Services Project), Series A,
            5% due 7/01/2034 (l)                                          1,444

  12,130    Nassau Health Care Corporation, New York, Health
            System Revenue Bonds, 5.75% due 8/01/2009 (c)(e)             13,380

     455    New York City, New York, City Health and Hospital
            Corporation, Health System Revenue Bonds, Series A,
            5.375% due 2/15/2026                                            467

   1,275    New York City, New York, City IDA, Civic Facility
            Revenue Refunding Bonds (Nightingale--Bamford
            School), 5.25% due 1/15/2018 (a)                              1,369

   7,710    New York City, New York, City IDA, IDR (Japan Airlines
            Company), AMT, 6% due 11/01/2015 (c)                          7,987

   7,970    New York City, New York, City IDA, Parking Facility
            Revenue Bonds (Royal Charter--New York
            Presbyterian), 5.75% due 12/15/2029 (c)                       8,919

  14,970    New York City, New York, City IDA, Special Facilities
            Revenue Bonds (Terminal One Group Association
            Project), AMT, 6.125% due 1/01/2024 (d)                      15,117

     500    New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System,
            Crossover Revenue Refunding Bonds, Series F,
            5% due 6/15/2029 (c)                                            512

            New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System
            Revenue Bonds:
  12,500         RIB, Series 726X, 8.55% due 6/15/2027 (d)(g)            15,098
   2,850         Series A, 5.75% due 6/15/2009 (b)(e)                     3,111
   4,085         Series B, 5.75% due 6/15/2006 (d)(e)                     4,195
  17,200         Series B, 5.75% due 6/15/2007 (d)(e)                    18,089

            New York City, New York, City Municipal Water
            Finance Authority, Water and Sewer System, Revenue
            Refunding Bonds (d):
   5,000         5.50% due 6/15/2033                                      5,372
   1,250         Series A, 5.125% due 6/15/2034                           1,285
   7,015         Series B, 5.75% due 6/15/2026                            7,200



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                       MuniYield New York Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $ 1,020    New York City, New York, City Transit Authority,
            Metropolitan Transportation Authority, Triborough,
            COP, Series A, 5.625% due 1/01/2012 (a)                   $   1,111

            New York City, New York, City Transitional Finance
            Authority, Future Tax Secured Revenue Bonds:
   6,805         Series B, 6.25% due 5/15/2010 (b)(e)                     7,670
     800         Series B, 6.25% due 5/15/2010 (e)                          902
   1,260         Series C, 5.50% due 5/01/2009 (e)                        1,345
  16,195         Series C, 5% due 2/01/2033 (b)                          16,646
   2,500         Series E, 5.25% due 2/01/2022 (d)                        2,683

   3,000    New York City, New York, City Transitional Finance
            Authority, Future Tax Secured, Revenue Refunding
            Bonds, Series D, 5.25% due 2/01/2021 (d)                      3,220

   1,000    New York City, New York, City Transitional Finance
            Authority, Revenue Refunding Bonds, Series A, 5%
            due 11/15/2026 (b)                                            1,032

            New York City, New York, GO:
  11,043         RIB, Series 725X, 8.55% due 3/15/2027 (c)(g)            13,262
   3,000         Series A, 5.75% due 5/15/2010 (e)                        3,319
   2,500         Series B, 5.75% due 8/01/2013 (d)                        2,752
   3,750         Series D, 5.25% due 10/15/2023                           3,944
   2,500         Series D, 5% due 11/01/2026                              2,560
   5,200         Series D, 5% due 11/01/2034                              5,279
   8,000         Series J, 5% due 5/15/2023                               8,212
   9,000         Series M, 5% due 4/01/2035                               9,142
   2,295         Sub-Series C-1, 4.75% due 8/15/2025                      2,296
   1,150         Sub-Series C-1, 5.25% due 8/15/2026                      1,212

            New York City, New York, GO, Refunding:
     895         Series A, 6.375% due 5/15/2010 (b)(e)                    1,013
     105         Series A, 6.375% due 5/15/2013 (b)                         118
      70         Series B, 7% due 2/01/2018 (a)                              70
   3,200         VRDN, Series H, Sub-Series H-2, 2.74%
                 due 8/01/2014 (d)(f)                                     3,200

   5,000    New York City, New York, IDA, Civic Facility Revenue
            Bonds (Ethical Culture Fieldston School Project),
            Sub-Series B-1, 4.50% due 6/01/2035 (l)                       4,806

            New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds (a):
   6,500         DRIVERS, Series 1133Z, 7.50% due 10/15/2012 (g)          7,400
   3,000         Series A, 5% due 10/15/2029                              3,123
  18,700         Series A, 5% due 10/15/2032                             19,397
     650         Series A, 4.50% due 10/15/2033                             633

   4,250    New York City, New York, Trust for Cultural Resources,
            Revenue Refunding Bonds (American Museum of
            Natural History), Series A, 5% due 7/01/2036 (d)              4,393

   1,000    New York State Dormitory Authority, Consolidated
            Revenue Refunding Bonds (City University System),
            Series 1, 5.625% due 1/01/2008 (c)(e)                         1,069

            New York State Dormitory Authority Revenue Bonds:
   3,820         (Eger Health Care and Rehabilitation Center),
                 6.10% due 8/01/2037 (i)                                  4,215
   1,500         (Long Island University), Series B, 5.25%
                 due 9/01/2028 (k)                                        1,560
   2,500         (Mental Health Services Facilities Improvement),
                 Series B, 5% due 2/15/2030 (a)                           2,590
   2,000         (New School for Social Research), 5.75%
                 due 7/01/2007 (d)(e)                                     2,124



     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

            New York State Dormitory Authority Revenue Bonds
            (concluded):
 $ 1,180         (New York State Rehabilitation Association),
                 Series A, 5.25% due 7/01/2019 (j)                    $   1,260
   1,000         (New York State Rehabilitation Association),
                 Series A, 5.125% due 7/01/2023 (j)                       1,040
   6,900         (School Districts Financing Program), Series E,
                 5.75% due 10/01/2030 (d)                                 7,641
   1,000         Series B, 6.50% due 2/15/2011 (d)(h)                     1,141
   3,560         (State University Adult Facilities), Series B, 5.75%
                 due 5/15/2010 (c)(e)                                     3,938
   1,780         (Upstate Community Colleges), Series A, 6%
                 due 7/01/2010 (c)(e)                                     1,988

            New York State Dormitory Authority Revenue
            Refunding Bonds:
   3,810         (City University System), Series C, 7.50%
                 due 7/01/2010 (b)                                        4,213
   4,350         (Mental Health Services Facilities Improvement),
                 Series A, 5.75% due 2/15/2007 (d)(e)                     4,580
      55         (Mental Health Services Facilities Improvement),
                 Series A, 5.75% due 2/15/2027 (d)                           58
   1,370         (School District Financing Program), Series I, 5.75%
                 due 10/01/2018 (d)                                       1,528
   6,000         (Siena College), 5.75% due 7/01/2026 (d)                 6,349

            New York State Dormitory Authority, Supported Debt
            Revenue Bonds, Series B:
   1,570         (Mental Health Facilities), 5.25%
                 due 2/15/2014 (e)                                        1,711
     270         (Mental Health Facilities), 5.25%
                  due 2/15/2023                                             285
   2,500         (State University Dormitory Facilities), 4.375%
                 due 7/01/2030 (d)                                        2,389

   1,000    New York State Dormitory Authority, Supported Debt
            Revenue Refunding Bonds (Department of Health),
            Series A, 5% due 7/01/2025 (j)                                1,034

   4,555    New York State Energy Research and Development
            Authority, Gas Facilities Revenue Bonds (Brooklyn Union
            Gas Company), AMT, Series B, 6.75% due 2/01/2024 (d)          4,627

   6,750    New York State Energy Research and Development
            Authority, Gas Facilities Revenue Refunding Bonds
            (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
            4.70% due 2/01/2024 (b)                                       6,713

   3,500    New York State Environmental Facilities Corporation,
            Special Obligation Revenue Refunding Bonds
            (Riverbank State Park), 6.25% due 4/01/2012 (a)               3,993

   2,405    New York State, HFA, Revenue Refunding Bonds
            (Housing Mortgage Project), Series A, 6.10%
            due 11/01/2015 (c)                                            2,492

     800    New York State Housing Finance Agency, State
            Personal Income Tax Revenue Bonds (Economic
            Development and Housing), Series A, 5%
            due 9/15/2023 (d)                                               830

   1,375    New York State Housing Finance Agency, State Personal
            Income Tax, Revenue Refunding Bonds (Economic
            Development and Housing), Series A, 5%
            due 9/15/2030 (b)                                             1,420



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (continued)                              (In Thousands)

                       MuniYield New York Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

 $ 5,375    New York State Medical Care Facilities Finance Agency,
            Revenue Bonds (Health Center Project--Second
            Mortgage), Series A, 6.375% due 11/15/2019 (a)           $    5,496

   9,530    New York State Mortgage Agency, Homeowner
            Mortgage Revenue Refunding Bonds, AMT, Series 67,
            5.80% due 10/01/2028 (d)                                      9,650

   2,800    New York State Mortgage Agency Revenue
            Bonds, DRIVERS, AMT, Series 295, 8.784%
            due 4/01/2030 (d)(g)                                          3,004

            New York State Municipal Bond Bank Agency, Special
            School Purpose Revenue Bonds, Series C:
   3,470         5.25% due 6/01/2019                                      3,672
   3,920         5.25% due 6/01/2020                                      4,175

   6,000    New York State Thruway Authority, General Revenue
            Bonds, Series F, 5% due 1/01/2030 (a)                         6,214

            New York State Thruway Authority, General Revenue
            Refunding Bonds Series G (c):
   8,000         4.75% due 1/01/2029                                      8,074
  13,500         4.75% due 1/01/2030                                     13,582
   3,600         5% due 1/01/2030                                         3,740
   6,750         5% due 1/01/2032                                         6,985

   2,820    New York State Thruway Authority, Highway and
            Bridge Trust Fund Revenue Bonds, Series A, 6.25%
            due 4/01/2011 (c)                                             3,154

            New York State Thruway Authority, Local Highway and
            Bridge Service Contract Revenue Bonds (e):
   3,000         5.75% due 4/01/2010 (a)                                  3,313
   2,000         Series A-2, 5.375% due 4/01/2008 (d)                     2,120

            New York State Thruway Authority, Local Highway and
            Bridge Service Contract, Revenue Refunding Bonds (d):
   2,170         6% due 4/01/2007 (e)                                     2,298
   1,330         6% due 4/01/2011                                         1,407
   2,075         6% due 4/01/2012                                         2,195

   3,045    New York State Thruway Authority, Second General
            Highway and Bridge Trust Fund Revenue Bonds,
            Series A, 5.25% due 4/01/2013 (d)(e)                          3,326

   4,750    New York State Urban Development Corporation,
            Personal Income Tax Revenue Bonds, Series C-1,
            5% due 3/15/2013 (d)(e)                                       5,112

   3,190    New York State Urban Development Corporation,
            Revenue Refunding Bonds (Correctional Capital
            Facilities), Series A, 6.50% due 1/01/2011 (c)                3,611

   1,000    Niagara Falls, New York, City School District, COP,
            Refunding (High School Facility), 5%
            due 6/15/2028 (c)                                             1,032

   1,000    Niagara Falls, New York, GO (Water Treatment Plant),
            AMT, 7.25% due 11/01/2010 (d)(e)                              1,152

   2,705    Niagara, New York, Frontier Authority, Airport Revenue
            Bonds (Buffalo Niagara International Airport), Series B,
            5.50% due 4/01/2019 (d)                                       2,895

   1,260    North Country, New York, Development Authority,
            Solid Waste Management System, Revenue Refunding
            Bonds, 6% due 5/15/2015 (c)                                   1,429



     Face
   Amount   Municipal Bonds                                            Value

New York (continued)

            North Hempstead, New York, GO, Refunding,
            Series B (b):
 $ 1,745         6.40% due 4/01/2013                                  $   2,030
     555         6.40% due 4/01/2017                                        665

   1,665    Oneida County, New York, IDA, Civic Facilities
            Revenue Bonds (Mohawk Valley), Series A, 5.20%
            due 2/01/2013 (c)                                             1,755

   2,500    Port Authority of New York and New Jersey,
            Consolidated Revenue Bonds, AMT, 137th Series,
            5.125% due 7/15/2030 (c)                                      2,595

   4,000    Port Authority of New York and New Jersey,
            Consolidated Revenue Refunding Bonds, AMT,
            119th Series, 5.50% due 9/15/2016 (b)                         4,102

   4,075    Port Authority of New York and New Jersey,
            Revenue Bonds, Trust Receipts, AMT, Class R,
            Series 10, 8.65% due 1/15/2017 (c)(g)                         4,364

   7,500    Port Authority of New York and New Jersey,
            Revenue Refunding Bonds, DRIVERS, AMT,
            Series 177, 8.977% due 10/15/2032 (d)(g)                      8,303

            Port Authority of New York and New Jersey, Special
            Obligation Revenue Bonds (d):
  14,750         (JFK International Air Terminal), 6.25%
                 due 12/01/2010                                          16,204
   7,175         (JFK International Air Terminal LLC), 6.25%
                 due 12/01/2011                                           7,956
   4,425         (Special Project--JFK International Air Terminal),
                 6.25% due 12/01/2013                                     4,937
   7,380         (Special Project--JFK International Air Terminal),
                 6.25% due 12/01/2014                                     8,320

            Port Authority of New York and New Jersey, Special
            Obligation Revenue Bonds, DRIVERS (d)(g):
    1,750        Series 192, 8.477% due 12/01/2025                        1,891
    5,080        Series 278, 8.466% due 12/01/2022                        5,677

   1,255    Rensselaer County, New York, IDA, Civic Facility
            Revenue Bonds (Rensselaer Polytechnic Institute),
            Series B, 5.50% due 8/01/2022 (a)                             1,351

   4,625    Suffolk County, New York, IDA, IDR (Keyspan--Port
            Jefferson), AMT, 5.25% due 6/01/2027                          4,716

            Suffolk County, New York, IDA, Solid Waste Disposal
            Facility, Revenue Refunding Bonds (Ogden Martin
            System Huntington Project), AMT (a):
   8,530         6% due 10/01/2010                                        9,374
   9,170         6.15% due 10/01/2011                                    10,245
   6,470         6.25% due 10/01/2012                                     7,321

   2,250    Suffolk County, New York, Public Improvement, GO,
            Series B, 4.50% due 11/01/2024 (d)                            2,219

            Tobacco Settlement Financing Corporation of New York
            Revenue Bonds:
   5,000         Series A-1, 5.25% due 6/01/2020 (a)                      5,378
   5,000         Series A-1, 5.25% due 6/01/2021 (a)                      5,361
   2,000         Series A-1, 5.25% due 6/01/2022 (a)                      2,142
   2,000         Series C-1, 5.50% due 6/01/2021                          2,165
   1,900         Series C-1, 5.50% due 6/01/2022                          2,045

   2,305    Triborough Bridge and Tunnel Authority, New York,
            General Purpose Revenue Refunding Bonds, Series Y,
            6% due 1/01/2012 (d)(h)                                       2,546



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Schedule of Investments (concluded)                              (In Thousands)

                       MuniYield New York Insured Fund, Inc.


     Face
   Amount   Municipal Bonds                                            Value

New York (concluded)

            Triborough Bridge and Tunnel Authority, New York,
            Revenue Refunding Bonds (d):
 $ 7,000         5.25% due 11/15/2023                                $    7,490
  19,675         5% due 11/15/2032                                       20,179
   2,265         Series A, 5% due 1/01/2012 (e)                           2,428
     235         Series A, 5% due 1/01/2032                                 240
   1,500         Series B, 5% due 11/15/2032                              1,538

            Triborough Bridge and Tunnel Authority, New York,
            Subordinate Revenue Bonds:
   2,465         5% due 11/15/2028 (a)                                    2,552
   6,000         Series A, 5.25% due 11/15/2030 (d)                       6,355

   5,000    Yonkers, New York, GO, Refunding, Series B, 5%
            due 8/01/2035 (d)                                             5,151

   2,010    Yonkers, New York, GO, Series A, 5.75%
            due 10/01/2010 (b)(e)                                         2,235


Guam--0.8%

            A.B. Won Guam International Airport Authority,
            General Revenue Refunding Bonds, AMT, Series C (d):
   2,240         5.25% due 10/01/2021                                     2,360
   2,050         5.25% due 10/01/2022                                     2,160


Puerto Rico--17.0%

            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation
            Revenue Bonds:
   2,265         Series G, 5.25% due 7/01/2019 (b)                        2,450
   1,000         Series G, 5.25% due 7/01/2021 (b)                        1,081
   1,250         Trust Receipts, Class R, Series B, 8.70%
                 due 7/01/2035 (d)(g)                                     1,530

            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation Revenue
            Refunding Bonds:
   3,000         Series D, 5.75% due 7/01/2012 (e)                        3,358
  10,750         Series K, 5% due 7/01/2035                              10,790
   4,000         Series L, 5.25% due 7/01/2041 (j)                        4,381



     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico (concluded)

            Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax and Capital Appreciation Revenue
            Bonds, Series A:
 $23,530         4.62%** due 7/01/2031 (b)                           $    6,636
   3,900         4.67%** due 7/01/2035 (a)                                  899
   8,000         4.77%** due 7/01/2044 (a)                                1,165

            Puerto Rico Commonwealth Infrastructure Financing
            Authority, Special Tax Revenue Bonds Series B:
  15,945         5% due 7/01/2041                                        15,992
   4,750         5% due 7/01/2041 (j)                                     4,882

            Puerto Rico Commonwealth, Public Improvement,
            GO, Series A:
   4,605         5.25% due 7/01/2019                                      4,836
   7,480         5.25% due 7/01/2020                                      7,845

            Puerto Rico Electric Power Authority, Power
            Revenue Bonds:
   4,750         Series NN, 5.125% due 7/01/2029                          4,919
   7,315         Series RR, 5% due 7/01/2029 (j)                          7,610
   7,095         Series RR, 5% due 7/01/2030 (l)                          7,359

            Puerto Rico Public Finance Corporation, Commonwealth
            Appropriation Revenue Bonds, Series E:
   2,300         5.50% due 2/01/2012 (e)                                  2,524
     700         5.50% due 8/01/2029                                        732

   6,100    Puerto Rico Public Finance Corporation Revenue Bonds,
            DRIVERS, Series 272, 9.293% due 8/01/2030 (g)                 6,487

            Total Municipal Bonds
            (Cost--$830,006)--152.7%                                    858,627



   Shares
     Held   Short-Term Securities

   1,101    CMA New York Municipal Money Fund (m)                         1,101

            Total Short-Term Securities
            (Cost--$1,101)--0.2%                                          1,101

Total Investments (Cost--$831,107*)--152.9%                             859,728
Other Assets Less Liabilities--1.2%                                       6,784
Preferred Stock, at Redemption Value--(54.1%)                         (304,038)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  562,474
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       831,226
                                                    ===============
    Gross unrealized appreciation                   $        32,968
    Gross unrealized depreciation                           (4,466)
                                                    ---------------
    Net unrealized appreciation                     $        28,502
                                                    ===============

 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal Money Fund            1,049           $12

    See Notes to Financial Statements.



ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Net Assets
                                                                                                                    MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
As of October 31, 2005                                                         Fund, Inc.         Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   103,117,535    $   479,039,632    $   762,589,675
       Investments in affiliated securities, at value**                           1,606,805            816,866              6,642
       Cash                                                                          13,746             14,921            100,617
       Receivable for securities sold                                               160,000         11,692,523         12,271,539
       Interest receivable                                                        1,842,023          7,883,616         12,631,497
       Dividends from affiliates                                                         90                 48                 --
       Prepaid expenses                                                               6,475             10,637             39,426
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             106,746,674        499,458,243        787,639,396
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payable for securities purchased                                           1,616,201         10,174,834          2,757,599
       Dividends payable to Common Stock shareholders                                    --            141,729            254,604
       Payable to investment adviser                                                 41,533            193,770            312,119
       Payable to other affiliates                                                    1,253              5,976              9,769
       Accrued expenses                                                              35,551             64,550             77,676
       Offering cost payable                                                        114,165            152,772            142,847
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          1,808,703         10,733,631          3,554,614
                                                                            ---------------    ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value of AMPS+++ at $25,000 per
       share liquidation preference***                                           40,307,655        175,016,450        275,018,800
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                $    64,630,316    $   313,708,162    $   509,065,982
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $       801,394    $     1,340,144    $     4,912,758
       Undistributed (accumulated) realized capital gains (losses)--net             425,923        (4,510,862)       (17,416,035)
       Unrealized appreciation--net                                               3,761,376         15,295,936         23,904,203
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            4,988,693         12,125,218         11,400,926
       Common Stock, par value $.10 per share++                                     449,277          2,129,526          3,436,120
       Paid-in capital in excess of par                                          59,192,346        299,453,418        494,228,936
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $    64,630,316    $   313,708,162    $   509,065,982
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock                            $         14.39    $         14.73    $         14.82
                                                                            ===============    ===============    ===============
       Market Price                                                         $         16.03    $         13.37    $         14.16
                                                                            ===============    ===============    ===============
         * Identified cost in unaffiliated securities                       $    99,356,159    $   463,743,696    $   738,685,472
                                                                            ===============    ===============    ===============
        ** Identified cost in affiliated securities                         $     1,606,805    $       816,866    $         6,642
                                                                            ===============    ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
              Series A Shares, par value $.10 per share                                 518              2,400              1,800
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                 694              2,400              1,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                 400                800              1,600
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.10 per share                                  --              1,400              2,000
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.10 per share                                  --                 --              2,000
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
        ++ Common Stock issued and outstanding                                    4,492,769         21,295,255         34,361,200
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Net Assets (concluded)
                                                                                                  MuniYield         MuniYield
                                                                               MuniYield           Michigan          New York
                                                                                Florida            Insured           Insured
As of October 31, 2005                                                            Fund          Fund II, Inc.       Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   310,975,608    $   270,142,269    $   858,626,969
       Investments in affiliated securities, at value**                             500,000          6,612,968          1,101,072
       Cash                                                                          47,855             66,344             71,780
       Unrealized appreciation on forward interest rate swaps                       245,613                 --                 --
       Receivable for securities sold                                               385,804                 --          2,563,813
       Interest receivable                                                        4,249,657          5,299,064         13,966,735
       Dividends from affiliates                                                         35                364                 65
       Prepaid expenses                                                              10,989             11,052             22,491
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             316,415,561        282,132,061        876,352,925
                                                                            ---------------    ---------------    ---------------

Liabilities

       Payable for securities purchased                                           4,024,318          7,438,410          8,952,133
       Dividends payable to Common Stock shareholders/Common Shareholders            55,322            102,311            316,911
       Payable to investment adviser                                                124,034            105,237            345,382
       Payable to other affiliates                                                    3,675              3,315             10,302
       Accrued expenses                                                              46,626             46,148             78,730
       Offering cost payable                                                        112,154            129,567            137,228
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          4,366,129          7,824,988          9,840,686
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

       Preferred Stock/Shares, at redemption value of AMPS+++ at $25,000
       per share liquidation preference***                                      110,007,392         99,042,684        304,037,919
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

       Net assets applicable to Common Stock/Shares                         $   202,042,040    $   175,264,389    $   562,474,320
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $     2,185,695    $     1,659,927    $     6,238,805
       Accumulated realized capital losses--net                                (10,044,135)        (7,351,255)       (33,403,822)
       Unrealized appreciation--net                                              14,102,784         15,835,727         28,620,962
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            6,244,344         10,144,399          1,455,945
       Common Stock/Shares, par value $.10 per share++                            1,355,188          1,205,413          3,944,596
       Paid-in capital in excess of par                                         194,442,508        163,914,577        557,073,779
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   202,042,040    $   175,264,389    $   562,474,320
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock/Shares                     $         14.91    $         14.54    $         14.26
                                                                            ===============    ===============    ===============
       Market Price                                                         $         14.93    $         14.41    $         13.17
                                                                            ===============    ===============    ===============
         * Identified cost in unaffiliated securities                       $   297,118,437    $   254,306,542    $   830,006,007
                                                                            ===============    ===============    ===============
        ** Identified cost in affiliated securities                         $       500,000    $     6,612,968    $     1,101,072
                                                                            ===============    ===============    ===============
       *** Preferred Stock/Shares authorized, issued and outstanding:
              Series A Shares, par value $.05 per share                               2,200              2,200              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.05 per share                               1,600                 --              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                  --              1,360                 --
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.05 per share                                 600                 --              2,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                  --                400                 --
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.05 per share                                  --                 --              1,960
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.05 per share                                  --                 --              2,200
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
        ++ Common Stock/Shares issued and outstanding                            13,551,880         12,054,131         39,445,962
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Operations
                                                                                                                    MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
For the Year Ended October 31, 2005                                            Fund, Inc.         Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     5,138,539    $    22,873,496    $    37,767,542
       Dividends from affiliates                                                     11,031             32,995             19,078
                                                                            ---------------    ---------------    ---------------
       Total income                                                               5,149,570         22,906,491         37,786,620
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     492,618          2,323,916          3,781,687
       Commission fees                                                               80,779            361,210            593,492
       Accounting services                                                           61,391            160,190            238,443
       Transfer agent fees                                                           43,843             81,197            120,264
       Professional fees                                                             43,413             51,292             56,240
       Printing and shareholder reports                                              19,048             31,026             41,687
       Listing fees                                                                   1,965             19,117             24,437
       Custodian fees                                                                 7,850             26,697             39,488
       Pricing fees                                                                   8,237             16,427             23,250
       Directors' fees and expenses                                                  14,216             23,237             30,346
       Other                                                                         27,673             51,286             71,987
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                          801,033          3,145,595          5,021,321
       Reimbursement of expenses                                                    (3,447)            (8,629)            (5,890)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                           797,586          3,136,966          5,015,431
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     4,351,984         19,769,525         32,771,189
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                         686,663          2,911,589          4,521,492
           Futures contracts--net                                                        --            375,335             36,942
                                                                            ---------------    ---------------    ---------------
       Total realized gain--net                                                     686,663          3,286,924          4,558,434
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation on investments--net                    (2,891,468)       (12,950,108)       (16,405,544)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (2,204,805)        (9,663,184)       (11,847,110)
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Dividends & distributions to Preferred Stock shareholders from:
           Investment income--net                                                 (607,302)        (2,698,791)        (4,367,576)
           Realized gain--net                                                       (6,640)                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total dividends & distributions to Preferred Stock shareholders            (613,942)        (2,698,791)        (4,367,576)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     1,533,237    $     7,407,550    $    16,556,503
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Operations (concluded)
                                                                                                  MuniYield         MuniYield
                                                                               MuniYield           Michigan          New York
                                                                                Florida            Insured           Insured
For the Year Ended October 31, 2005                                               Fund          Fund II, Inc.       Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $    15,447,461    $    13,778,534    $    42,507,937
       Dividends from affiliates                                                     54,620             33,073             12,165
                                                                            ---------------    ---------------    ---------------
       Total income                                                              15,502,081         13,811,607         42,520,102
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                   1,520,533          1,351,069          4,222,879
       Commission fees                                                              246,120            226,335            670,073
       Accounting services                                                          116,154            107,592            250,410
       Transfer agent fees                                                           67,131             68,031            139,614
       Professional fees                                                             72,269             49,415             52,742
       Printing and shareholder reports                                              29,178             27,972             43,474
       Listing fees                                                                  19,117             19,117             28,037
       Custodian fees                                                                18,283             15,951             42,276
       Pricing fees                                                                  16,073             17,023             30,119
       Directors'/Trustees' fees and expenses                                        19,256             18,414             33,028
       Other                                                                         44,317             39,472             49,051
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        2,168,431          1,940,391          5,561,703
       Reimbursement of expenses                                                    (5,400)           (11,630)            (3,165)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         2,163,031          1,928,761          5,558,538
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                    13,339,050         11,882,846         36,961,564
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                       1,873,138          2,121,683          3,293,258
           Futures contracts and/or forward interest rate swaps--net              (553,679)              3,966        (2,417,318)
                                                                            ---------------    ---------------    ---------------
       Total realized gain--net                                                   1,319,459          2,125,649            875,940
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (5,541,203)        (9,349,405)       (22,766,690)
           Futures contracts and/or forward interest rate swaps--net                792,877            164,768          1,918,507
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                (4,748,326)        (9,184,637)       (20,848,183)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (3,428,867)        (7,058,988)       (19,972,243)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock Shareholders/Preferred Shareholders

       Investment income--net                                                   (1,961,036)        (1,750,817)        (5,032,367)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     7,949,147    $     3,073,041    $    11,956,954
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                                  MuniYield Arizona Fund, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $     4,351,984    $     4,374,915
       Realized gain--net                                                                              686,663            622,237
       Change in unrealized appreciation--net                                                      (2,891,468)          1,148,593
       Dividends and distributions to Preferred Stock shareholders                                   (613,942)          (278,765)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,533,237          5,866,980
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                      (4,139,688)        (4,095,919)
       Realized gain--net                                                                             (98,063)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                   (4,237,751)        (4,095,919)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                347,232            212,430
       Offering and underwriting costs resulting from issuance of Preferred Stock                    (229,567)                 --
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    117,665            212,430
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (2,586,849)          1,983,491
       Beginning of year                                                                            67,217,165         65,233,674
                                                                                               ---------------    ---------------
       End of year*                                                                            $    64,630,316    $    67,217,165
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       801,394    $     1,199,703
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                                  MuniYield California Fund, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    19,769,525    $    21,821,368
       Realized gain--net                                                                            3,286,924          1,796,120
       Change in unrealized appreciation--net                                                     (12,950,108)            554,785
       Dividends to Preferred Stock shareholders                                                   (2,698,791)        (1,424,248)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,407,550         22,748,025
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (18,399,100)       (20,698,988)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (18,399,100)       (20,698,988)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                    (504,510)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                  (504,510)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (11,496,060)          2,049,037
       Beginning of year                                                                           325,204,222        323,155,185
                                                                                               ---------------    ---------------
       End of year*                                                                            $   313,708,162    $   325,204,222
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,340,144    $     2,668,510
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                       MuniYield California Insured Fund, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    32,771,189    $    32,456,607
       Realized gain (loss)--net                                                                     4,558,434          (393,889)
       Change in unrealized appreciation--net                                                     (16,405,544)          4,656,645
       Dividends to Preferred Stock shareholders                                                   (4,367,576)        (2,199,184)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         16,556,503         34,520,179
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (30,100,411)       (30,100,412)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (30,100,411)       (30,100,412)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                    (595,687)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                  (595,687)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (14,139,595)          4,419,767
       Beginning of year                                                                           523,205,577        518,785,810
                                                                                               ---------------    ---------------
       End of year*                                                                            $   509,065,982    $   523,205,577
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,912,758    $     6,609,556
                                                                                               ===============    ===============

             See Notes to Financial Statements.


                                                                                                           MuniYield Florida Fund
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    13,339,050    $    13,551,874
       Realized gain (loss)--net                                                                     1,319,459        (1,088,496)
       Change in unrealized appreciation/depreciation--net                                         (4,748,326)          5,043,296
       Dividends to Preferred Shareholders                                                         (1,961,036)          (979,988)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,949,147         16,526,686
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                     (12,521,937)       (12,521,937)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                 (12,521,937)       (12,521,937)
                                                                                               ---------------    ---------------

Shares Transactions

       Offering and underwriting costs resulting from issuance of Preferred Shares                   (280,155)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from share transactions                                  (280,155)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                         (4,852,945)          4,004,749
       Beginning of year                                                                           206,894,985        202,890,236
                                                                                               ---------------    ---------------
       End of year*                                                                            $   202,042,040    $   206,894,985
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,185,695    $     3,329,618
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Statements of Changes in Net Assets                                                      MuniYield Michigan Insured Fund II, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    11,882,846    $    12,033,282
       Realized gain (loss)--net                                                                     2,125,649        (1,293,828)
       Change in unrealized appreciation/depreciation--net                                         (9,184,637)          1,251,894
       Dividends to Preferred Stock shareholders                                                   (1,750,817)          (855,584)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,073,041         11,135,764
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (10,914,778)       (11,149,121)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (10,914,778)       (11,149,121)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                112,030                 --
       Offering and underwriting costs resulting from issuance of Preferred Stock                    (229,567)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                  (117,537)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (7,959,274)           (13,357)
       Beginning of year                                                                           183,223,663        183,237,020
                                                                                               ---------------    ---------------
       End of year*                                                                            $   175,264,389    $   183,223,663
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,659,927    $     2,442,676
                                                                                               ===============    ===============

           See Notes to Financial Statements.


                                                                                            MuniYield New York Insured Fund, Inc.
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    36,961,564    $    36,051,644
       Realized gain (loss)--net                                                                       875,940       (15,384,933)
       Change in unrealized appreciation/depreciation--net                                        (20,848,183)         15,015,826
       Dividends to Preferred Stock shareholders                                                   (5,032,367)        (2,455,390)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         11,956,954         33,227,147
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (33,134,608)       (33,004,436)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (33,134,608)       (33,004,436)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from issuance of Preferred Stock                    (595,687)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                  (595,687)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (21,773,341)            222,711
       Beginning of year                                                                           584,247,661        584,024,950
                                                                                               ---------------    ---------------
       End of year*                                                                            $   562,474,320    $   584,247,661
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     6,238,805    $     7,444,216
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                                 MuniYield Arizona Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.04    $    14.64   $    14.53   $    14.19   $    13.11
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                          .97++         .98++       1.00++          .97          .94
       Realized and unrealized gain (loss)--net                        (.49)           .40          .05          .26         1.02
       Less dividends and distributions to Preferred
       Stock shareholders:
           Investment income--net                                      (.14)         (.06)        (.06)        (.09)        (.20)
           Realized gain--net                                          --***            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .34          1.32          .99         1.14         1.76
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.92)         (.92)        (.88)        (.80)        (.68)
           Realized gain--net                                          (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.94)         (.92)        (.88)        (.80)        (.68)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.05)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.39    $    15.04   $    14.64   $    14.53   $    14.19
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    16.03    $    15.10   $    14.13   $    13.25   $    13.19
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.91%         9.40%        7.19%        8.60%       14.20%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                13.07%        13.80%       13.45%        6.54%       25.09%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                          1.20%         1.19%        1.18%        1.28%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.20%         1.20%        1.19%        1.28%        1.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.54%         6.65%        6.79%        6.86%        6.88%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders              .91%          .42%         .42%         .61%        1.48%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.63%         6.23%        6.37%        6.25%        5.41%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.90%          .92%         .91%        1.26%        2.97%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                                     MuniYield Arizona Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $   64,630    $   67,217   $   65,234   $   64,699   $   63,160
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $   40,300    $   30,300   $   30,300   $   30,300   $   30,300
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             28.08%        23.69%       26.99%       42.51%       45.89%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,604    $    3,218   $    3,153   $    3,135   $    3,085
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      462    $      222   $      220   $      305   $      742
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      473    $      236   $      237   $      324   $      742
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++++--Investment income--net                       $       99            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Amount is less than $(.01) per share.

        ++ Based on average shares outstanding.

      ++++ Series C was issued on August 31, 2005.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                              MuniYield California Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.27    $    15.17   $    15.14   $    15.22   $    14.19
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .93+++       1.02+++      1.06+++      1.07+++         1.03
       Realized and unrealized gain (loss)--net                        (.46)           .12          .04        (.06)         1.05
       Less dividends and distributions to Preferred
       Stock shareholders:
           Investment income--net                                      (.13)         (.07)        (.10)        (.12)        (.20)
           Realized gain--net                                             --            --         --++         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .34          1.07         1.00          .89         1.88
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.86)         (.97)        (.97)        (.97)        (.85)
           Realized gain--net                                             --            --         --++         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.86)         (.97)        (.97)        (.97)        (.85)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.73    $    15.27   $    15.17   $    15.14   $    15.22
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    13.37    $    14.43   $    14.15   $    14.46   $    15.10
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              2.59%         7.74%        7.14%        6.14%       13.85%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                               (1.46%)         9.16%        4.64%        2.18%       22.71%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Expenses, net of reimbursement**                                 .98%          .96%         .95%         .99%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                 .98%          .96%         .96%         .99%        1.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.16%         6.79%        6.93%        7.13%        7.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders              .84%          .44%         .63%         .77%        1.37%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.32%         6.35%        6.30%        6.36%        5.63%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.88%         1.02%        1.46%        1.76%        3.04%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                                  MuniYield California Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $  313,708    $  325,204   $  323,155   $  322,345   $  322,524
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $  175,000    $  140,000   $  140,000   $  140,000   $  140,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.99%        33.60%       20.24%       49.87%       58.17%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,793    $    3,323   $    3,308   $    3,302   $    3,304
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      482    $      270   $      569   $      607   $      802
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      451    $      241   $      217   $      322   $      721
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      453    $      250   $      207   $      292   $      745
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D++++--Investment income--net                       $       70            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       +++ Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

      ++++ Series D was issued on September 21, 2005.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                      MuniYield California Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.23    $    15.10   $    15.26   $    15.44   $    14.24
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .95+++        .94+++       .95+++          .95         1.00
       Realized and unrealized gain (loss)--net                        (.33)           .13        (.18)        (.22)         1.21
       Less dividends and distributions to Preferred
       Stock shareholders:
           Investment income--net                                      (.13)         (.06)        (.06)        (.09)        (.20)
           Realized gain--net                                             --            --           --     --++++++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .49          1.01          .71          .64         2.01
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.88)         (.88)        (.87)        (.81)        (.81)
           Realized gain--net                                             --            --           --        (.01)           --
           In excess of realized gain--net                                --            --           --           --     --++++++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.88)         (.88)        (.87)        (.82)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.82    $    15.23   $    15.10   $    15.26   $    15.44
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.16    $    13.73   $    13.82   $    13.68   $    14.46
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              3.55%         7.54%       5.29%         4.68%       14.76%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 9.75%         5.93%        7.50%         .20%       12.33%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement and excluding
       reorganization expenses**                                        .96%          .95%         .94%         .96%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses, excluding reorganization expenses**              .96%          .95%         .94%         .96%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                 .96%          .95%         .94%        1.00%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.29%         6.29%        6.20%        6.38%        6.74%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders              .84%          .43%         .37%         .56%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.45%         5.86%        5.83%        5.82%        5.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.86%          .96%         .85%        1.25%        2.86%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                          MuniYield California Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $  509,066    $  523,206   $  518,786   $  524,485   $  283,553
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $  275,000    $  230,000   $  230,000   $  230,000   $  130,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             42.13%        68.05%       52.17%       77.13%       59.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,851    $    3,275   $    3,256   $    3,280   $    3,181
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      478    $      246   $      216   $      359   $      758
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      463    $      238   $      212   $      324   $      700
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      441    $      224   $      204   $      320   $      683
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D++--Investment income--net                         $      480    $      249   $      242   $      203           --
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E++--Investment income--net                         $      448    $      236   $      196   $      201           --
                                                                  ==========    ==========   ==========   ==========   ==========
       Series F++++--Investment income--net                       $       62            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Series D and E were issued on February 4, 2002.

      ++++ Series F was issued on September 21, 2005.

    ++++++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                                       MuniYield Florida Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.27    $    14.97   $    14.97   $    14.81   $    13.78
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .98+++       1.00+++      1.06+++         1.03         1.00
       Realized and unrealized gain (loss)--net                        (.26)           .29        (.07)          .09         1.04
       Less dividends and distributions to Preferred
       Shareholders:
           Investment income--net                                      (.14)         (.07)        (.07)        (.09)        (.22)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .58          1.22          .92         1.03         1.82
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common
       Shareholders:
           Investment income--net                                      (.92)         (.92)        (.92)        (.87)        (.79)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Shareholders        (.92)         (.92)        (.92)        (.87)        (.79)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                    (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.91    $    15.27   $    14.97   $    14.97   $    14.81
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.93    $    14.28   $    13.80   $    13.34   $    13.98
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              3.98%         8.99%        6.76%        7.80%       14.24%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                11.34%        10.57%       10.44%        1.77%       31.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement**                          1.05%         1.03%        1.04%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.05%         1.03%        1.04%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.46%         6.67%        7.01%        7.00%        6.98%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                    .95%          .48%         .45%         .64%        1.53%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                  5.51%         6.19%        6.56%        6.36%        5.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                             2.01%         1.03%         .97%        1.34%        3.14%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                                           MuniYield Florida Fund

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Shares,
       end of year (in thousands)                                 $  202,042    $  206,895   $  202,890   $  202,919   $  200,729
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of year
       (in thousands)                                             $  110,000    $   95,000   $   95,000   $   95,000   $   95,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             41.96%        36.11%       40.45%       39.54%       86.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,837    $    3,178   $    3,136   $    3,136   $    3,113
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                           $      507    $      254   $      247   $      337   $      771
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      487    $      263   $      242   $      333   $      801
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++++--Investment income--net                       $      110            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series C was issued on August 31, 2005.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                     MuniYield Michigan Insured Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.21    $    15.21   $    14.91   $    14.97   $    13.83
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .99+++       1.00+++      1.02+++         1.00         1.00
       Realized and unrealized gain (loss)--net                        (.58)         --***          .24        (.07)         1.15
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.15)         (.07)        (.07)        (.10)        (.22)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .26           .93         1.19          .83         1.93
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.91)         (.93)        (.89)        (.89)        (.79)
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.54    $    15.21   $    15.21   $    14.91   $    14.97
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    14.41    $    14.54   $    13.75   $    13.45   $    13.85
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.73%         6.78%        8.82%        6.36%       14.91%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 5.47%        12.91%        9.06%        3.70%       25.13%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                          1.07%         1.05%        1.01%        1.12%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.07%         1.07%        1.02%        1.12%        1.15%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.57%         6.61%        6.73%        6.91%        6.96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders              .97%          .47%         .47%         .66%        1.53%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders            5.60%         6.14%        6.26%        6.25%        5.43%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.96%          .96%         .97%        1.36%        3.19%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                         MuniYield Michigan Insured Fund II, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $  175,264    $  183,224   $  183,237   $  179,607   $  118,508
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $   99,000    $   89,000   $   89,000   $   89,000   $   55,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             23.18%        39.26%       30.84%       41.77%       72.58%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,770    $    3,059   $    3,059   $    3,018   $    3,155
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      488    $      236   $      243   $      343   $      798
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B++--Investment income--net                         $      494    $      247   $      245   $      136           --
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++++--Investment income--net                       $       14            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       *** Amount is less than $(.01) per share.

        ++ Series B was issued on May 31, 2002.

      ++++ Series C was issued on October 19, 2005.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights                                                                        MuniYield New York Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    14.81    $    14.81   $    14.83   $    15.01   $    13.76
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .94+++        .91+++       .97+++          .94          .96
       Realized and unrealized gain (loss)--net                        (.50)         (.01)        (.09)        (.19)         1.26
       Dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.13)         (.06)        (.07)        (.10)        (.20)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .31           .84          .81          .65         2.02
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.84)         (.84)        (.83)        (.83)        (.77)
           Realized gain--net                                             --            --           --         --++           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.84)         (.84)        (.83)        (.83)        (.77)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.26    $    14.81   $    14.81   $    14.83   $    15.01
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    13.17    $    13.20   $    13.25   $    13.36   $    14.02
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              2.53%         6.53%        6.19%        4.97%       15.57%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 6.24%         6.13%        5.45%        1.24%       21.26%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement**                           .96%          .94%         .94%         .96%         .97%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                 .96%          .95%         .94%         .96%         .97%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.37%         6.23%        6.49%        6.37%        6.66%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders              .87%          .42%         .50%         .66%        1.38%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    5.50%         5.81%        5.99%        5.71%        5.28%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       1.91%          .95%        1.13%        1.49%        3.07%
                                                                  ==========    ==========   ==========   ==========   ==========


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Financial Highlights (concluded)                                                            MuniYield New York Insured Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Supplemental Data

       Net assets applicable to Common Stock,
       end of year (in thousands)                                 $  562,474    $  584,248   $  584,025   $  584,793   $  591,942
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year
       (in thousands)                                             $  304,000    $  259,000   $  259,000   $  259,000   $  259,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             46.41%        19.91%       51.89%       87.56%       83.08%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,850    $    3,256   $    3,255   $    3,258   $    3,285
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      493    $      254   $      249   $      334   $      791
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      448    $      203   $      232   $      305   $      731
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C--Investment income--net                           $      469    $      240   $      214   $      356   $      774
                                                                  ==========    ==========   ==========   ==========   ==========
       Series D--Investment income--net                           $      464    $      231   $      454   $      503   $      715
                                                                  ==========    ==========   ==========   ==========   ==========
       Series E--Investment income--net                           $      496    $      251   $      255   $      356   $      812
                                                                  ==========    ==========   ==========   ==========   ==========
       Series F++++--Investment income--net                       $       65            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series F was issued on September 21, 2005.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company
Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock/Shares on a daily basis. Common Stock shares and Common Shares are listed on the New York Stock Exchange under the symbol MYC for MuniYield California Fund, Inc., MCA for MuniYield California Insured Fund, Inc., MYF for MuniYield Florida Fund, MYM for MuniYield Michigan Insured Fund II, Inc. and MYN for MuniYield New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of the Fund's Preferred Stock/Shares were charged to capital at the time of issuance of the shares.

(g) Reclassification for MuniYield Arizona Fund, Inc.--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,303 has been reclassified between undistributed net investment income and accumulated net realized capital gains on investments as a result of permanent differences attributable to the reclassification of distributions of taxable income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the year ended October 31, 2005, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:


                              Investment                  Reimbursement

MuniYield Arizona             CMA Arizona Municipal
   Fund, Inc.                 Money Fund                        $ 3,447
MuniYield California          CMA California Municipal
   Fund, Inc.                 Money Fund                        $ 8,629
MuniYield California          CMA California Municipal
   Insured Fund, Inc.         Money Fund                        $ 5,890
MuniYield Florida             Merrill Lynch Institutional
   Fund                       Tax-Exempt Fund                   $ 5,400
MuniYield Michigan            CMA Michigan Municipal
   Insured Fund II, Inc.      Money Fund                        $11,630
MuniYield New York            CMA New York Municipal
   Insured Fund, Inc.         Money Fund                        $ 3,165


For the year ended October 31, 2005, Merrill Lynch, Pierce, Fenner, & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees in connection with the issuance of the Fund's Preferred Stock/Shares described below:

                                                           Underwriting
                                                                   Fees

MuniYield Arizona Fund, Inc.                                   $100,000
MuniYield California Fund, Inc.                                $350,000
MuniYield California Insured Fund, Inc.                        $450,000
MuniYield Florida Fund                                         $150,000
MuniYield Michigan Insured Fund II, Inc.                       $100,000
MuniYield New York Insured Fund, Inc.                          $450,000



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


For the year ended October 31, 2005, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:

                                                          Reimbursement

MuniYield Arizona Fund, Inc.                                    $ 2,845
MuniYield California Fund, Inc.                                 $11,476
MuniYield California Insured Fund, Inc.                         $18,489
MuniYield Florida Fund                                          $ 7,514
MuniYield Michigan Insured Fund II, Inc.                        $ 6,783
MuniYield New York Insured Fund, Inc.                           $19,880


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were as follows:

                                               Total              Total
                                           Purchases              Sales

MuniYield Arizona Fund, Inc.            $ 38,080,442       $ 27,249,371
MuniYield California Fund, Inc.         $281,101,597       $246,498,573
MuniYield California Insured
  Fund, Inc.                            $353,574,108       $309,775,592
MuniYield Florida Fund                  $143,351,932       $124,225,536
MuniYield Michigan Insured
  Fund II, Inc.                         $ 77,026,643       $ 61,257,484
MuniYield New York Insured
  Fund, Inc.                            $433,725,205       $385,158,090


4. Stock/Share Transactions:
MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

MuniYield Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.


Common Stock/Shares

MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 increased by 23,152 and 14,166, respectively, as a result of dividend reinvestment.


MuniYield California Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.


MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.


MuniYield Florida Fund

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.


MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 2004 increased by 7,539 and remained constant respectively, as a result of dividend reinvestment.


MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2005 and October 31, 2004 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock are redeemable Preferred Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


The yields in effect at October 31, 2005 were as follows:

                                                              MuniYield
                              MuniYield      MuniYield       California
                                Arizona     California          Insured
                             Fund, Inc.     Fund, Inc.       Fund, Inc.

Series A                         2.338%          2.40%            2.03%
Series B                          2.30%         2.349%            2.25%
Series C                         2.436%          2.25%            2.45%
Series D                             --          2.45%            2.15%
Series E                             --             --            2.35%
Series F                             --             --            2.50%


                                             MuniYield        MuniYield
                              MuniYield       Michigan         New York
                                Florida     Insured II          Insured
                                   Fund     Fund, Inc.       Fund, Inc.

Series A                          2.40%          2.50%            2.45%
Series B                          2.70%          2.50%            2.14%
Series C                          2.57%          2.56%            2.18%
Series D                             --             --            2.18%
Series E                             --             --            2.40%
Series F                             --             --            2.70%


MuniYield Arizona Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield California Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 1,400 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield Florida Fund

Shares issued and outstanding during the year ended October 31, 2005 increased by 600 shares from the issuance of an additional series of Preferred Shares. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 400 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.


MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the year ended October 31, 2005 increased by 1,800 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding for the year ended October 31, 2004 remained constant.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2005, MLPF&S earned commissions as follows:

                                                            Commissions

MuniYield Arizona Fund, Inc.                                   $ 32,098
MuniYield California Fund, Inc.                                $149,583
MuniYield California Insured Fund, Inc.                        $199,107
MuniYield Florida Fund                                         $140,564
MuniYield Michigan Insured Fund II, Inc.                       $ 96,811
MuniYield New York Insured Fund, Inc.                          $251,284


5. Distributions to Shareholders:

MuniYield Arizona Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.077000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $     4,746,990    $     4,374,684
   Ordinary income                             3,303                 --
   Net long-term capital
     gain                                    101,400                 --
                                     ---------------    ---------------
Total distributions                  $     4,851,693    $     4,374,684
                                     ===============    ===============



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (continued)


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $       801,394
Undistributed long-term capital gains--net                      607,980
                                                        ---------------
Total undistributed earnings--net                             1,409,374
Capital loss carryforward                                            --
Unrealized gains--net                                        3,579,319*
                                                        ---------------
Total accumulated earnings--net                         $     4,988,693
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.


MuniYield California Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.063000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $    21,097,891    $    22,123,236
                                     ---------------    ---------------
Total distributions                  $    21,097,891    $    22,123,236
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,144,504
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,144,504
Capital loss carryforward                                  (3,505,291)*
Unrealized gains--net                                      14,486,005**
                                                        ---------------
Total accumulated earnings--net                         $    12,125,218
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $3,505,291, of which $3,151,445 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield California Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.073000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004

Distributions paid from:
   Tax-exempt income                 $    34,467,987    $    32,299,596
                                     ---------------    ---------------
Total distributions                  $    34,467,987    $    32,299,596
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     4,883,041
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             4,883,041
Capital loss carryforward                                 (13,381,827)*
Unrealized gains--net                                      19,899,712**
                                                        ---------------
Total accumulated earnings--net                         $    11,400,926
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $13,381,827, of which $72,467 expires in 2007, $5,722,655 expires in 2008, $9,668 expires in 2009, $4,901,089 expires in 2011 and $2,675,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield Florida Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.077000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004

Distributions paid from:
   Tax-exempt income                 $    14,482,973    $    13,501,925
                                     ---------------    ---------------
Total distributions                  $    14,482,973    $    13,501,925
                                     ===============    ===============



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Notes to Financial Statements (concluded)


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     2,055,100
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             2,055,100
Capital loss carryforward                                  (9,417,859)*
Unrealized gains--net                                      13,607,103**
                                                        ---------------
Total accumulated earnings--net                         $     6,244,344
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $9,417,859, of which $906,731 expires in 2007, $7,036,191 expires in 2008 and $1,474,937 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield Michigan Insured Fund II, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.075000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004
Distributions paid from:
   Tax-exempt income                 $    12,665,595    $    12,004,705
                                     ---------------    ---------------
Total distributions                  $    12,665,595    $    12,004,705
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $     1,474,432
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,474,432
Capital loss carryforward                                  (5,180,885)*
Unrealized gains--net                                      13,850,852**
                                                        ---------------
Total accumulated earnings--net                         $    10,144,399
                                                        ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $5,180,885, of which $2,841,781 expires in 2008, $1,050,253 expires in 2010 and $1,288,851 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniYield New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.070000 per share on November 29, 2005 to shareholders of record on November 15, 2005.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:

                                          10/31/2005         10/31/2004

Distributions paid from:
   Tax-exempt income                 $    38,166,975    $    35,459,826
                                     ---------------    ---------------
Total distributions                  $    38,166,975    $    35,459,826
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                $     6,040,406
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         6,040,406
Capital loss carryforward                             (27,642,246)*
Unrealized gains--net                                  23,057,785**
                                                    ---------------
Total accumulated earnings--net                     $     1,455,945
                                                    ===============

 * On October 31, 2005, the Fund had a net capital loss carryforward of $27,642,246, of which $8,051,889 expires in 2008, $3,007,157 expires in 2010 and $16,583,200 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors/Trustees of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc.,
MuniYield California Insured Fund, Inc., MuniYield Florida Fund,
MuniYield Michigan Insured Fund II, Inc. and MuniYield New York
Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. (the "Funds"), as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial position of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005



Fund Certification (unaudited)


In May 2005, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York for MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. and EquiServe Trust Company N.A. for MuniYield California Insured Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. and EquiServe Trust Company N.A.
(c/o Computershare Investors Services), P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for MuniYield California Insured Fund, Inc.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Boards are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approvals by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in May 2005, the independent directors' and Board's review included the following:

Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Boards focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance. Each Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


MuniYield Arizona Fund, Inc.

The Board noted that for the periods ended May 31, 2005, MuniYield Arizona Fund, Inc.'s performance was in the fifth quintile for the one-year period, the second quintile for the three-year period, and ranked second out of five for the five-year period. The Board expressed concern regarding the poor performance for the one-year period, but noted that long-term performance was better. The Board noted that the issuance of additional AMPs subsequent to the end of the fiscal year should improve the Fund's relative performance. The Board also noted that there were a very limited number of comparable funds. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board considered the experience of the Fund's portfolio manager and noted that Mr. Kalinoski has over five years of experience investing in municipal securities.


MuniYield California Fund, Inc. and MuniYield California Insured Fund, Inc.

The Board noted that MuniYield California Fund, Inc.'s performance was in the fifth quintile for the one- and three-year periods ended May 31, 2005, and in the second quintile for the five-year period ended May 31, 2005. The Board noted that MuniYield California Insured Fund, Inc.'s performance ranked fourth out of five for the one-year period, third out of four for the three-year period, and first out of three for the five-year period, ended May 31, 2005. The Board discussed the issue of MuniYield California Fund, Inc.'s and MuniYield California Insured Fund, Inc.'s declining relative performance with management of the Investment Adviser and expressed its concern. The Board noted that the issuance of additional AMPs subsequent to the end of the fiscal year should improve the relative performance of both Funds. The Board reviewed each Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed the Investment Adviser's compensation policies and practices with respect to the Funds' portfolio manager. The Board also considered the experience of the Funds' portfolio manager and noted that Mr. O'Connor has over fifteen years of experience investing in municipal securities.


MuniYield Florida Fund

The Board noted that MuniYield Florida Fund's performance ranked in the third quartile for the one- and three-year periods, and in the second quartile for the five-year period, ended May 31, 2005. The Board noted that the issuance of additional AMPs subsequent to the end of the fiscal year should improve the Fund's relative performance. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Sneeden has over ten years of experience investing in municipal securities.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


MuniYield Michigan Insured Fund II, Inc.

The Board noted that MuniYield Michigan Insured Fund II, Inc.'s performance was in the fifth quintile for the one- and three-year periods ended May 31, 2005, and ranked fifth out of five for the five-year period ended May 31, 2005. The Board discussed the Fund's poor relative performance with management of the Investment Adviser and expressed its concern. The Board also noted that the comparative information provided compared the Fund's performance to closed-end leveraged funds investing in municipal debt of another state. The Board also noted that the issuance of additional AMPs subsequent to the end of the fiscal year should improve the the Fund's relative performance. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Stuebe, has over fifteen years of experience investing in municipal securities.


MuniYield New York Insured Fund, Inc.

The Board noted that for the period ended May 31, 2005, MuniYield New York Insured Fund, Inc. ranked third out of four for the one-year period, and second out of three for the three- and five-year periods. The Board was concerned that despite a change in portfolio managers, the Fund's performance continued to be poor. The Board also noted that the issuance of additional AMPs subsequent to the end of the fiscal year should improve the the Fund's relative performance. The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Browse has over five years of experience investing in municipal securities.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Investment Adviser noted that it did not have clients other than investment companies with similar investment mandates. With respect to each of MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., and MuniYield Florida Fund, the Boards noted that the contractual and actual management fee rates and total expenses were lower than the median fees and expenses charged by comparable funds as determined by Lipper. With respect to MuniYield California Insured Fund, Inc., the Board noted that the contractual management fee rate was equal to the median fee charged by comparable funds, as determined by Lipper, and the actual management fee rate and total expenses were higher than the median fees and expenses charged by such comparable funds. The Board noted that two of the four funds deemed comparable to MuniYield California Insured Fund, Inc. had fee waivers in effect. With respect to each of MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc., the Board noted that the contractual management fee rate and total expenses were lower than the median fees and expenses charged by comparable funds, as determined by Lipper, and the actual management fee rate was slightly higher than the median fees charged by such comparable funds. The Board noted that a number of the funds considered comparable to MuniYield New York Insured Fund, Inc. were currently benefiting from fee waivers. Each Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                 OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Profitability--Each Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                 OCTOBER 31, 2005


Proxy Results                                   MuniYield California Fund, Inc.


During the six-month period ended October 31, 2005, MuniYield California Fund,
Inc.'s Common Stock shareholders voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                       10,672,757        792,524          913,155


During the six-month period ended October 31, 2005, MuniYield California
Fund, Inc.'s Preferred Stock shareholders (Series A - F) voted on the following proposal. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                         5,076             431               62



                                        MuniYield California Insured Fund, Inc.

During the six-month period ended October 31, 2005, MuniYield California
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal.
Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:


                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                       19,830,052       1,695,481        1,341,148


During the six-month period ended October 31, 2005, MuniYield California
Insured Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposals. Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposals and number of shares voted were as follows:

                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                         8,854             262               67



                                          MuniYield New York Insured Fund, Inc.

During the six-month period ended October 31, 2005, MuniYield New York Insured
Fund, Inc.'s Common Stock shareholders voted on the following proposal.
Proposal 3 was approved at a shareholders' meeting on June 27, 2005. A description of the proposal and number of shares voted were as follows:

                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                       19,966,970       1,474,802        1,469,836


During the six-month period ended October 31, 2005, MuniYield New York Insured
Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposals. Proposal 3 was approved at a shareholders' meeting on June 27, 2005.
A description of the proposals and number of shares voted were as follows:

                                                       Shares Voted     Shares Voted     Shares Voted
                                                           For            Against          Abstain
3. To approve an amendment to Articles Supplementary
   or Certificate of Designation.                         9,537             619              192


ANNUAL REPORTS                                                 OCTOBER 31, 2005



Important Tax Information


All of the net investment income distributions paid by MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Michigan Insured Fund II, Inc. and MuniYield New York Insured Fund, Inc. during the taxable year ended October 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by MuniYield Arizona Fund, Inc. during the year:

                                     Payable        Ordinary      Long-Term
                                       Date          Income     Capital Gains

Common Stock Shareholders           12/29/2004      $0.000691      $0.021239
Preferred Stock Shareholders:
    Series A                        12/16/2004      $0.17          $5.16
    Series B                        12/14/2004      $0.18          $5.41



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



ANNUAL REPORTS                                                 OCTOBER 31, 2005


Officers and Directors or Trustees
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                        Position(s)  Length of                                                   Overseen by    Held by
                        Held with    Time                                                        Director or    Director or
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Interested Director or Trustee


Robert C. Doll, Jr.*    President    2005 to     President of the MLIM/FAM-advised funds since   131 Funds      None
P.O. Box 9011           and          present     2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director                 Co-Head (Americas Region) thereof from 2000
NJ 08543-9011           or Trustee               to 2001 and Senior Vice President from 1999
Age: 51                                          to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
   Fund based on his current positions with MLIM, FAM, Princeton Services and
   Princeton Administrators. Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors or Trustees.



Independent Directors or Trustees*


James H. Bodurtha**     Director     1995 to     Director, The China Business Group, Inc. since  39 Funds       None
P.O. Box 9095           or Trustee   present     1996 and Executive Vice President thereof from  59 Portfolios
Princeton,                                       1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                    Holding Corporation since 1980; Partner, Squire,
Age: 61                                          Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to     Professor, Harvard University since 1992;       39 Funds       None
P.O. Box 9095           or Trustee   present     Professor, Massachusetts Institute of           59 Portfolios
Princeton,                                       Technology from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     2002 to     Member of the Committee of Investment of        39 Funds       Kimco Realty
P.O. Box 9095           or Trustee   present     Employee Benefit Assets of the Association of   59 Portfolios  Corporation
Princeton,                                       Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                    Member of CIEBA's Executive Committee since
Age: 70                                          1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds from
                                                 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from
                                                 1998 to 2004, and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from 1995 to
                                                 2001; Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Officers and Directors or Trustees (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                                                                                                 Fund Complex   Directorships
                        Position(s)  Length of                                                   Overseen by    Held by
                        Held with    Time                                                        Director or    Director or
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years     Trustee        Trustee
Independent Directors or Trustees* (concluded)


Herbert I. London       Director     1992 (MYC,  John M. Olin Professor of Humanities, New       39 Funds       None
P.O. Box 9095           or Trustee   MCA, MYF,   York University since 1993 and Professor        59 Portfolios
Princeton,                           MYM &       thereof since 1980; President, Hudson Institute
NJ 08543-9095                        MYN) and    since 1997 and Trustee thereof since 1980;
Age: 66                              1993 (MZA)  Dean, Gallatin Division of New York University
                                     to present  from 1976 to 1993; Distinguished Fellow, Herman
                                                 Kahn Chair, Hudson Institute from 1984 to 1985;
                                                 Director, Damon Corp. from 1991 to 1995;
                                                 Overseer, Center for Naval Analyses from 1983
                                                 to 1993.


Roberta Cooper Ramo     Director     2001 to     Shareholder, Modrall, Sperling, Roehl,          39 Funds       None
P.O. Box 9095           or Trustee   present     Harris & Sisk, P.A. since 1993; President,      59 Portfolios
Princeton,                                       American Bar Association from 1995 to 1996
NJ 08543-9095                                    and Member of the Board of Governors thereof
Age: 63                                          from 1994 to 1997; Shareholder, Poole, Kelly
                                                 and Ramo, Attorneys at Law P.C. from 1977 to
                                                 1993; Director of ECMC Group (service provider
                                                 to students, schools and lenders) since 2001;
                                                 Director, United New Mexico Bank (now Wells
                                                 Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.


Robert S. Salomon, Jr.  Director     2002 to     Principal of STI Management (investment         39 Funds       None
P.O. Box 9095           or Trustee   present     adviser) since 1994; Chairman and CEO of        59 Portfolios
Princeton,                                       Salomon Brothers Asset Management Inc.
NJ 08543-9095                                    from 1992 to 1995; Chairman of Salomon
Age: 68                                          Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research
                                                 and U.S. Equity Strategist at Salomon Brothers
                                                 Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.


Stephen B. Swensrud     Director     2002 to     Chairman of Fernwood Advisors, Inc.             40 Funds       None
P.O. Box 9095           or Trustee   present     (investment adviser) since 1996; Principal,     60 Portfolios
Princeton,                                       Fernwood Associates (financial consultants)
NJ 08543-9095                                    since 1975; Chairman of R.P.P. Corporation
Age: 72                                          (manufacturing company) since 1978; Director
                                                 of International Mobile Communications,
                                                 Inc. (telecommunications) since 1998.


 * Directors or Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Officers and Directors or Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served      Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to     First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present     Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and         since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to     President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
Age: 45                              present     1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob        Senior       2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present     Management) of MLIMfrom 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 54


John M. Loffredo        Senior       2002 to     Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present     Management) of MLIMfrom 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 41


Timothy T. Browse       Vice         2004 (MYN)  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 2004; Vice
P.O. Box 9011           President    to present  President, portfolio manager and team leader of the Municipal Investments Team
Princeton,                                       with Lord Abbett & Co. from 2000 to 2003; Vice President and portfolio manager
NJ 08543-9011                                    in the municipal fund management group of Eaton Vance Management, Inc. from 1992
Age: 46                                          to 2000.


Michael A. Kalinoski    Vice         1999 (MZA)  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1999.
P.O. Box 9011           President    to present
Princeton,
NJ 08543-9011
Age: 35


Walter C. O'Connor      Vice         1995 (MYC)  Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2003;
P.O. Box 9011           President    and 2002    Director of MLM from 2000 to 2003; Vice President of MLIM from 1993 to 2000.
Princeton,                           (MCA) to
NJ 08543-9011                        present
Age: 44


Robert D. Sneeden       Vice         1998 (MYF)  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1998;
P.O. Box 9011           President    to present  Assistant Vice President of MLIM from 1994 to 1998.
Princeton,
NJ 08543-9011
Age: 52


Fred K. Stuebe          Vice         1995 (MYM)  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
P.O. Box 9011           President    to present  President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 55


Jeffrey Hiller          Chief        2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present     and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                    Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                          Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present     to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                       and Princeton Services since 2004.
NJ 08543-9011
Age: 45


 * Officers of the Funds serve at the pleasure of the Board of Directors or Trustees.


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Investment Objectives


AMEX Symbol  MuniYield Arizona Fund, Inc. seeks to provide shareholders with as
MZA high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.

NYSE Symbol  MuniYield California Fund, Inc. seeks to provide shareholders with
MYC as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  MuniYield California Insured Fund, Inc. seeks to provide
MCA shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  MuniYield Florida Fund seeks to provide shareholders with as high
MYF a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  MuniYield Michigan Insured Fund II, Inc. seeks to provide
MYM shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.


NYSE Symbol  MuniYield New York Insured Fund, Inc. seeks to provide shareholders
MYN with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.



Transfer Agents and Custodians


MuniYield Arizona Fund, Inc.,
MuniYield California Fund, Inc.,
MuniYield Florida Fund,
MuniYield Michigan Insured Fund II, Inc. and
MuniYield New York Insured Fund, Inc.


Transfer Agents
Common Stock/Shares:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock/Shares:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


MuniYield California Insured Fund, Inc.


Transfer Agents
Common Stock:
Equiserve Trust Company N.A.
(c/o Computershare
Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


ANNUAL REPORTS                                                 OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending October 31, 2005 - $30,000
                                Fiscal Year Ending October 31, 2004 - $28,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending October 31, 2005 - $19,900 Fiscal Year Ending October 31, 2004 - $3,000

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees, and services rendered in connection with the registration and issuance of a new series of AMPS.

           (c) Tax Fees -       Fiscal Year Ending October 31, 2005 - $5,700
                                Fiscal Year Ending October 31, 2004 - $5,610

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                                Fiscal Year Ending October 31, 2004 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending October 31, 2005 - $6,277,749
               Fiscal Year Ending October 31, 2004 - $13,270,096

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           James H. Bodurtha
           Kenneth A. Froot (as of June 1, 2005)
           Joe Grills
           Herbert I. London
           Roberta Cooper Ramo
           Robert S. Salomon, Jr.
           Stephen B. Swensrud

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2005.

           (a)(1) Mr. Timothy T. Browse is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Browse has been a portfolio manager and Vice President (Tax-Exempt Fixed Income) of
                   MLIM since 2004 and has over ten years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a Vice President and portfolio manager of the fund since 2004.


           (a)(2)  As of October 31, 2005:


                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment     Other        Investment     Investment      Other
           Manager          Companies       Vehicles     Accounts      Companies       Vehicles      Accounts
           Timothy T.
           Browse                     3            0         0               0               0            0
                       $  1,077,935,423      $     0   $     0         $     0         $     0      $     0

           (iv)    Potential Material Conflicts of Interest

           Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

           Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

           To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

           In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3)    As of October 31, 2005:

           Portfolio Manager Compensation

           The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

           The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate - both up and down - with the relative investment performance of the portfolios that they manage.

           Base Salary

           Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

           MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, New York insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

           Cash Bonus

           Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

           Stock Bonus

           A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

           Other Compensation Programs

           Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

           Other Benefits

           Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4)  Beneficial Ownership of Securities.    As of October 31,
                   2005, Mr. Browse does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield New York Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield New York Insured Fund, Inc.


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield New York Insured Fund, Inc.


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield New York Insured Fund, Inc.


Date: December 16, 2005